SEMI-ANNUAL REPORT

April 30, 1997                                                       The Oakmark
                                                                            Fund


                                                                     The Oakmark
                                                                     Select Fund


                                                                     The Oakmark
                                                                  Small Cap Fund


                                                                     The Oakmark
                                                                   Balanced Fund


                                                                     The Oakmark
                                                              International Fund


                                                                     The Oakmark
                                                                   International
                                                                  Small Cap Fund

MEMBER OF
----------------
100% NO-LOAD
     MUTUAL FUND
     COUNCIL
----------------

Managed by

Harris
Associates L.P.


                                    OAKMARK

The Oakmark Family of Funds

          1997 Semi-Annual Report
          ----------------------------------------------------------------------
          Letter from the President.............................  1

          The Oakmark Family of Funds Summary...................  2

          The Oakmark Fund
           Performance Information..............................  4
           Letter from the Portfolio Manager....................  4
           Schedule of Investments..............................  6

          The Oakmark Select Fund
           Performance Information..............................  9
           Letter from the Portfolio Manager....................  9
           Schedule of Investments.............................. 11

          The Oakmark Small Cap Fund
           Performance Information.............................. 13
           Letter from the Portfolio Manager.................... 13
           Schedule of Investments.............................. 15

          The Oakmark Balanced Fund
           Performance Information.............................. 18
           Letter from the Portfolio Manager.................... 18
           Schedule of Investments.............................. 20

          The Oakmark International Fund
           Performance Information.............................. 23
           Letter from the Portfolio Managers................... 23
           International Diversification Chart.................. 25
           Schedule of Investments.............................. 26

          The Oakmark Int'l Small Cap Fund
           Performance Information.............................. 31
           Letter from the Portfolio Managers................... 31
           International Diversification Chart.................. 33
           Schedule of Investments.............................. 34

          Financial Statements.................................. 38

          Trustees and Officers................................. 61


          For More Information:
          Please call 1-800-OAKMARK (1-800-625-6275) or access our Web site at www.oakmark.com

          24-Hour Net Asset Value Hotline and Web Site:
          To obtain the current net asset value of a Fund, please call 1-800-GROWOAK (1-800-476-9625) or access our Web site at www.oakmark.
          com

Letter from the President . . .
--------------------------------------------------------------------------------


Fellow Shareholders,

  I am pleased to present the semiannual report for The Oakmark Family of Funds. This past quarter was one which generally rewarded the patient investor. The individual fund results, as well as the portfolio managers' commentaries, are presented in the following sections of this report.

Market Timing

  As value investors, we firmly believe that over time security prices and underlying company values converge. Experience has taught us that while the time frame for this convergence is very uncertain, inevitably patience is rewarded. But what is the potential cost of not being patient and "staying the course" during volatile periods? As a long-term investor, the short-term decision to "temporarily" get out of the market requires two correct decisions.

[PHOTO HERE]


The first relates to identifying the right time to sell, with its attendant costs and tax implications; and, the second relates to choosing the right time to buy back in. Several years ago the folks at the University of Michigan looked at one of the best bull market periods, 1982-1987, and did a piece on "The Penalty for Missing the Market" which is summarized in the following table:

                       The Penalty for Missing the Market
                           (1982-1987 Bull Market)*
--------------------------------------------------------------------------------

Period of Investment                                   S&P 500 Annualized Return
--------------------                                   -------------------------
Full 1,276 Trading Days                                          26.3%
Less the 10 Best Days                                            18.3
Less the 20 Best Days                                            13.1
*Aug 12, 1982-Aug 25, 1987

  Similarly, we tested the performance of The Oakmark Fund for the period since inception, August, 1991 through April 30, 1997. The results presented below are remarkably similar to the University of Michigan study.

                The Potential Penalty for Trading In and Out of
                                The Oakmark Fund
--------------------------------------------------------------------------------

The Oakmark Fund                  Annualized                     Total
----------------                  ----------                     -----
Full 1,447 Trading Days              29.6%                        342%
Less the 10 Best Days                18.7                         167
Less the 20 Best Days                14.8                         121


  Both of the above studies show that a significant part of the long-term result may be affected by being out of the investment for a very short period. The elimination of less than 2 percent of the trading days reduced the cumulative return by nearly 65%!

  While no one expects to be unlucky enough to miss all these days, the potential penalty for missing just a few is very high. As we have learned from recent experience, there will be times when increased market volatility will test your resolve to be long-term investors. Once you have made the appropriate asset allocation to stocks and own a fund you have confidence in (hopefully one of The Oakmark Family!), don't sabotage the potential return by short-term trading.

  In our ongoing efforts to upgrade our level of service and reduce costs, we have created our own Web site, www.oakmark.com. The Funds' prospectus, application, quarterly report, and daily net asset values are available on the site. We have also enhanced our audio response system and are enclosing a brochure that describes its use, including all the new features.

  Thanks for your support and confidence in us. Very truly yours,


                           /s/ Victor A. Morgenstern

                             Victor A. Morgenstern

The Oakmark Family of Funds
     Summary Information*

     Performance for Period Ended                The Oakmark                                 The Oakmark
     April 30, 1997                                 Fund                                      Select
                                                                                               Fund
     ---------------------------------------------------------------------------------------------------------------

     3 Months                                        2.5%                                     -2.0%
     6 Months                                       15.5%                                     22.5%
     Performance for:
      1 Year                                        20.0%                                      N/A
      3 Years                                       21.1%**                                    N/A
      5 Years                                       24.7%**                                    N/A
      Since inception                               29.6%**                                   22.5%

     Value of $10,000                              $44,197                                   $12,250
     from inception date                          08/05/91                                  11/01/96

     ---------------------------------------------------------------------------------------------------------------

     Top Five Holdings                       Philip Morris                            U.S. Industries, Inc.    16.1%
     as of April 30, 1997                     Companies, Inc.        7.2%
                                                                                      Tele-Communications,
     Company and % of Total Net Assets       First USA, Inc.         7.0%             Liberty Media,
                                                                                      Class A                  15.4%
                                             Mellon Bank Corp.       6.1%
                                                                                      USG Corporation           6.1%
                                             The Black & Decker
                                              Corp.                  4.8%             Partner ReLtd.            5.9%
                                             Polaroid Corporation    4.0%             Polaroid Corporation      5.1%

     ---------------------------------------------------------------------------------------------------------------

     Top Five Industries                     Food & Beverage        17.0%             Diversified
     as of April 30, 1997                                                              Conglomerates           16.1%
                                             Other Consumer
     Industries and % of Total Net Assets     Goods & Services      14.0%             TV Programming           15.4%

                                             Broadcasting &                            Broadcasting &
                                              Publishing            12.6%               Cable TV               13.1%

                                             Other Financial        12.3%              Other Consumer
                                                                                        Goods & Services        8.7%
                                             Foreign Securities      6.5%
                                                                                       Publishing               7.8%

   *The Oakmark Fund's average annual total returns for the twelve months ended March 31, 1997 and for the period August 5, 1991 (inception) through March 31, 1997 were 16.7% and 29.1%, respectively. The Oakmark Select Fund's total return for November 1, 1996 (inception) through March 31, 1997 was 21.4%. The Oakmark Small Cap Fund's average annual total returns for the twelve months ended March 31, 1997 and for the period November 1, 1995 (inception) through March 31, 1997 were 32.8% and 34.5%, respectively. The Oakmark Balanced Fund's average annual total returns for the twelve months ended March 31, 1997 and for the period November 1, 1995 (inception) through March 31, 1997 were 15.7% and 14.8%, respectively.


2  The Oakmark Family of Funds


        THE OAKMARK                  THE OAKMARK                   THE OAKMARK                     THE OAKMARK
         SMALL CAP                    BALANCED                    INTERNATIONAL                  INT'L SMALL CAP
            FUND                        FUND                           FUND                           FUND
-------------------------------------------------------------------------------------------------------------------------------
           -0.1%                         1.4%                          6.2%                            0.1%
-------------------------------------------------------------------------------------------------------------------------------
           15.0%                        10.1%                         15.5%                            6.5%
-------------------------------------------------------------------------------------------------------------------------------

           24.6%                        16.9%                         16.4%                            7.2%
-------------------------------------------------------------------------------------------------------------------------------
            N/A                          N/A                          11.2%**                          N/A
-------------------------------------------------------------------------------------------------------------------------------
            N/A                          N/A                           N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
           32.1%**                      15.6%**                       17.8%**                         13.9%**

          $15,170                      $12,429                       $21,149                         $12,152
          11/01/95                    11/01/95                       09/30/92                        11/01/95
-------------------------------------------------------------------------------------------------------------------------------
SPX Corp.               7.4%     U.S. Industries, Inc.    4.3%       Cordiant plc         4.6%     Enix Corporation      3.9%

U.S. Industries, Inc.   6.4%     Premark International,              Guinness plc         4.3%     JCG Holdings Ltd.     3.8%
                                   Inc.                   3.8%
Catellus Dev. Corp.     5.0%                                         AB Volvo             4.0%     Cordiant plc          3.6%
                                 Old Republic
People's Bank of                   International Corp.    3.6%       Telefonos de Mexico,          Sanford Ltd.          3.6%
  Bridgeport, CT        4.8%                                           S.A.               3.9%
                                 First USA, Inc.          3.5%                                     Vardon plc            3.3%
Cablevision Systems                                                  Nestle SA            3.3%
  Corp.                 3.3%     Borg-Warner
                                   Automotive, Inc.       3.1%

-------------------------------------------------------------------------------------------------------------------------------
Other Industrial                 Government &                        Food & Beverage     15.9%     Other Industrial
  Goods & Services     17.4%       Agency Securities     26.6%                                       Goods & Services   13.4%

                                                                     Telecommunications  12.6%     Other Consumer
Broadcasting &                   Other Consumer Goods                                                Goods & Services   11.7%
  Publishing           10.4%       & Services            13.8%       Banks               12.0%
                                                                                                   Food & Beverage       8.9%
Insurance               9.7%     Broadcasting &                      Steel                5.7%
                                   Publishing             7.8%                                     Household Products    7.1%
Machinery &                                                          Other Industrial
  Metal Processing      8.9%     Insurance                6.6%         Goods & Services   5.5%     Other Financial       6.1%

Commercial                       Other Financial          6.0%
  Real Estate           7.4%


-------------------------------------------------------------------------------------------------------------------------------

The Oakmark International Fund's average annual total returns for the twelve months ended March 31, 1997 and for the period September 30, 1992 (inception) through March 31, 1997 were 23.2% and 17.9%, respectively. The Oakmark International Small Cap Fund's average annual total returns for the twelve months ended March 31, 1997 and for the period November 1, 1995 (inception) through March 31, 1997 were 10.1% and 14.3%, respectively. The Funds' past performances are no guarantee of future results. Share prices and investment returns will vary, so you may have a gain or loss when you sell shares. **Annualized.

                                                The Oakmark Family of Funds    3

THE OAKMARK FUND

       Report from Robert J. Sanborn, Portfolio Manager
       -------------------------------------------------------------------------

[PHOTO APPEARS HERE]

As we reach the mid-point of your Fund's fiscal year, it is my custom to review the portfolio and assess how we're doing. Our results year-to-date are doubly satisfactory: on an absolute basis, your Fund returned 15.5 percent, about a percentage point more than the Standard & Poor's 500.

These are benign times in which to invest in equities, particularly those of larger-capitalization US companies. (The smaller cap stocks have continued to lag behind their big cap brethren.) Inflation remains subdued (both the price of gold and oil declined in the six-month period), US business is super-competitive globally, and Boomers continue to allocate more of their assets to equities.

I would inject a cautionary note, however. In the six months between October 31, 1996 and now, the yield on the US government 30-year bond has risen from 6.7 percent to 6.9 percent. All things equal, this decoupling of the performance of US stocks and bonds means that bonds are now tougher competition. Just as consumers alter their buying patterns in response to changing relative prices, so do investors.

This does not mean that we prefer bonds to stocks. It does mean that generally valuation for the overall market has deteriorated in the past six months. The real value of a business is dependent on the level of long-term interest rates. With interest rates up a bit (and, of course, bond prices down) and stock prices up a lot, the stock market is not as attractive as it was. Some of our holdings have attained our estimates of value, and we have sold them. Our cash level is at an all-time high. Again, this does not mean that we "don't like the market." It does mean that we are having a tougher time finding individual holdings that meet our criteria.

We have not made major changes to your Fund. Any prospective holding must dominate our current holdings; we never shuffle our investments merely for the sake of change. Our current twenty largest holdings were all substantial holdings in October. We have increased our investments in Black & Decker and Polaroid as the market over-reacted to some short-term developments. In general, your Fund remains heavily invested in high-quality businesses, particularly consumer brands

-------------------------------------------------------------------------------

The value of a $10,000 investment in The Oakmark Fund from its inception
(8/5/91) to present (4/30/97) as compared to the Standard & Poor's 500 index


                             [GRAPH APPEARS HERE]

                The Oakmark Fund     S & P 500
----------------------------------------------
8/91                $10,000           $10,000
----------------------------------------------
1/92                $13,910           $10,719
----------------------------------------------
1/93                $19,913           $11,857
----------------------------------------------
1/94                $25,648           $13,372
----------------------------------------------
1/95                $26,480           $13,444
----------------------------------------------
1/96                $36,091           $17,213
----------------------------------------------
1/97                $43,112           $23,512
----------------------------------------------
4/97                $44,197           $24,070
----------------------------------------------



4/30/97 NAV $35.02

                                                            Average Annual Total Return*
                                                                   Through 4/30/97
                                                            ----------------------------
                                             Total Return        From Fund Inception
                                             Last 3 mos.               8/5/91
----------------------------------------------------------------------------------------
THE OAKMARK FUND                                 2.5%                  29.6%
Standard & Poor's 500 w/inc Stock Index**        2.4%                  16.5%
Dow Jones Industrial Average w/inc**             3.4%                  18.9%
Value Line Composite Index**                    -2.6%                   8.0%

*Total return includes change in share prices and in each case, except for the Value Line Index, includes reinvestment of any dividends, interest and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Dow Jones Average includes only 30 big companies. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future performance.


4  The Oakmark Fund
and financial services. In fact, I consider seventeen of our twenty largest holdings as being structurally superior businesses.

Your Fund remains concentrated, with the twenty largest holdings constituting over 75 percent of our holdings. The five largest constitute 33 percent of our holdings. We believe that attractive investment opportunities are scarce, and we believe most mutual funds (let alone most mutual fund investors!) are overly diversified and offer scant chance to outperform an index fund over the long term.

Much of the media treats the equity market as if it were a casino or a sporting event. I find it amusing to tune into one of the ubiquitous market shows on a big up or down day; the corresponding gleeful or funereal tone is a hoot. People, do not let all the noise out there deter you from what you are trying to accomplish with your investment in The Oakmark Fund, and that is increasing your spending power in the long run.

Value vs. Momentum Investing, With a Guest Appearance from Billy "White Shoes" Johnson
I have received many letters from you asking the differences between value and momentum investing. In brief, value investing: good; momentum investing: bad.

Seriously, these two philosophies frame the investment process quite differently. At the risk of oversimplification, the major difference is that value investors like ourselves focus on price, and what you are getting for that price. Momentum investors tend to focus on those companies with the fastest growth rates--period. At conferences at which I have attended, I have heard many momentum fund managers state, "In the WXYZ Fund, we aim to own the best, fastest-growing companies in America."

The appeal of value investing to all of us at The Oakmark Funds is that it has the happy characteristic of being simpatico with how people conduct virtually all their economic and financial affairs. If price did not matter, most cars on the road would be Ferraris or BMWs. But--alas!--price does matter, and car shoppers, thinking like value investors, frame their car purchases with respect to budgets and alternatives. Similarly, when entire businesses are bought, the buyer always is relating to what one is getting relative to what one is paying.

A relative indifference to valuation introduces a significant risk element, in the form of added volatility, to a portfolio. Of the 250-plus funds with five-year records in the Lipper Growth (for growth in capital) category, The Oakmark Fund has the highest total return for the five years ending April 30, 1997. The runner-up is a large, well-known momentum fund. However, the two funds are quite different when it comes to risk.

For the 21 calendar quarters ending March 31, 1997, The Oakmark Fund had two negative-return quarters; the momentum fund, let's call it WXYZ Fund, had six. The range of The Oakmark Fund's returns ran from -4.2 percent to +15.5 percent; the range of WXYZ's returns was -19.8 percent to +42.2 percent.

Momentum funds tend to trade a lot, which is expensive and tax-inefficient. WXYZ Fund's turnover for the years 1992-6 is as follows: 115%, 209, 94, 119, and 45; The Oakmark Fund's turnover for those same years: 34%, 18, 29, 18, 19. In simple terms, the WXYZ momentum fund turns over its portfolio every ten months, whereas The Oakmark Fund turns over our portfolio every five years!

What does this have to do with Billy "White Shoes" Johnson? Well, those of you who read these carefully may remember that he first appeared in our July 31, 1995 quarterly. In that letter, I discussed the overheated IPO market, especially for technology issues. I mentioned a few recent IPOs that had soared on the first day of trading, and explained why we in The Oakmark Fund avoided earning this sort of "easy" money. ARCSYS (now called Avant!) went public at $13, soared to $26 on the first day, got as high as $51, and now trades at $21. Oak Technology went public at $14, ran to $21 on day one, got as high as $29, and now trades at $9. Netscape came public at $14, traded to $38 on day one, got as high as $87, and now trades at $30.

I said at the time that this sector was very vulnerable, and if I were proved right, I would do a victory dance ala' Billy, the seminal genius of end-zone celebrations while a receiver for the Houston Oilers. At the risk of flouting the investment gods, this fund manager is now doing the "Billy." (Count yourselves fortunate that your eyes do not have to witness this spectacle.) Many of the momentum funds like WXYZ own these sorts of stocks, and are down 20 percent or more year-to-date. It was a little frustrating not making the "easy" money in 1995 and 1996, but it sure is gratifying keeping the "hard-earned" money in 1997.

/s/ Robert J. Sanborn

Robert J. Sanborn
Portfolio Manager
rsanborn@oakmark.com*
May 9, 1997

*Please note my new e-mail address.

                                                             The Oakmark Fund  5

The Oakmark Fund
              Schedule of Investments--April 30, 1997 (Unaudited)

                                                             Shares Held    Market Value
----------------------------------------------------------------------------------------
Common Stocks--86.5%
Food & Beverage--17.0%
 Philip Morris Companies Inc.                                  8,911,200  $  350,878,500
 H.J. Heinz Company                                            4,007,250     166,300,875
 Anheuser-Busch Companies Inc.                                 3,538,200     151,700,325
 Nabisco Holdings Corporation                                  2,422,100      92,948,087
 CPC International, Inc.                                         843,100      69,661,138
                                                                          --------------
                                                                             831,488,925
Retail--0.6%
 Carson Pirie Scott & Company (a) (d)                          1,000,000  $   29,750,000

Other Consumer Goods & Services--14.0%
 The Black & Decker Corporation (d)                            6,947,200  $  232,731,200
 Polaroid Corporation (d)                                      4,062,400     197,026,400
 American Brands, Inc.                                         2,435,500     130,908,125
 Brunswick Corporation                                         1,100,000      31,075,000
 First Brands Corporation                                      1,070,400      27,161,400
 Whitman Corporation                                             957,500      22,142,187
 GC Companies, Inc. (a) (d)                                      397,000      15,929,625
 Juno Lighting, Incorporated                                     885,000      13,717,500
 Arctic Cat, Inc.                                                957,500       9,575,000
 Justin Industries                                               601,500       6,691,688
                                                                          --------------
                                                                             686,958,125
Banks--6.1%
 Mellon Bank Corporation                                       3,606,550  $  299,794,469

Insurance--2.2%
 Old Republic International Corporation                        2,748,620  $   77,648,515
 American Financial Group, Inc.                                  684,700      23,878,912
 Acordia, Inc.                                                   154,500       4,886,063
                                                                          --------------
                                                                             106,413,490
Other Financial--12.3%
 First USA, Inc. (d)                                           7,096,000  $  341,495,000
 AMBAC, Inc. (d)                                               2,194,900     142,119,775
 Fannie Mae                                                    2,532,500     104,149,062
 Fund American Enterprises Inc.                                  168,500      16,828,938
                                                                          --------------
                                                                             604,592,775
Broadcasting & Publishing--12.6%
 Knight-Ridder, Inc.                                           4,534,600  $  176,282,575
 Dun & Bradstreet Corporation                                  5,976,000     147,159,000
 Tele-Communications, Inc., Class A (a)                       10,379,179     143,362,410
 ACNielsen Corporation (d)                                     4,764,000      71,460,000
 Tele-Communications, Liberty Media,
   Class A (a)                                                 3,657,741      68,811,253
 TCI Satellite Entertainment, Inc., Class A (a)                1,217,917       9,134,377
                                                                          --------------
                                                                             616,209,615

See accompanying notes to financial statements.

6  The Oakmark Fund

--------------------------------------------------------------------------------
THE OAKMARK FUND

           SCHEDULE OF INVESTMENTS-APRIL 30, 1997 (UNAUDITED) CONT.

--------------------------------------------------------------------------------

                                                             Shares Held    Market Value
-----------------------------------------------------------------------------------------
Common Stocks--86.5% (cont.)

Telecommunications--3.5%
 U.S. West Media Group (a)                                    10,020,800  $  172,858,800

Managed Care Services--1.3%
 Foundation Health Systems, Inc. (a)                           2,357,810  $   63,660,870

Medical Products--1.1%
 Sybron International Corporation (a)                          1,567,800  $   52,129,350

Aerospace & Defense--4.1%
 Lockheed Martin Corporation                                   1,125,000  $  100,687,500
 McDonnell Douglas Corporation                                 1,220,000      72,437,500
 Logicon, Inc.                                                   654,800      26,028,300
                                                                          --------------
                                                                             199,153,300
Other Industrial Goods & Services--5.0%
 James River Corporation of Virginia                           3,094,100  $   92,436,237
 SPX Corporation (d)                                             967,900      52,871,538
 Bandag Incorporated, Class A (a)                              1,104,100      50,236,550
 The Geon Company                                                971,600      21,253,750
 UCAR International, Inc. (a)                                    303,500      12,747,000
 Premark International, Inc.                                     328,400       8,045,800
 W.R. Grace & Company                                            122,800       6,385,600
                                                                           --------------
                                                                             243,976,475
Commercial Real Estate--0.2%
 Catellus Development Corporation (a)                            341,300  $    5,034,175
 Host Marriott Corp. (a)                                         200,000       3,475,000
                                                                          --------------
                                                                               8,509,175
Foreign Securities--6.5%
 DeBeers Consolidated Mines Limited ADR (b)                    3,246,000  $  116,805,281
 Unilever NV (b)                                                 476,000      93,415,000
 YPF Sociedad Anonima (b)                                      3,276,500      90,513,313
 European Vinyls Corporation International N. V                  547,700      15,686,321
                                                                          --------------
                                                                             316,419,915

 Total Common Stocks (Cost: $3,012,435,009)                                4,231,915,284

                                                           The Oakmark Fund    7


 See accompanying notes to financial statements.

THE OAKMARK FUND
           Schedule of Investments--April 30, 1997 (Unaudited) cont.


                                                                         Principal Value      Market Value
            -------------------------------------------------------------------------------------------------
            Short-Term Investments--13.3%

            U.S. Government Bills--1.0%
               United States Treasury Bills,
                 5.36% due 9/18/1997                                     $ 25,000,000         $   24,478,889
               United States Treasury Bills,
                 5.40% due 10/16/1997                                      25,000,000             24,369,416
                                                                                              --------------
               Total U.S. Government Bills (Cost: $48,848,305)                                    48,848,305

            Commercial Paper--11.5%
               American Express Credit Corp.,
                 5.34%--5.54% due 5/2--6/9/97                            $180,000,000         $  180,000,000
               Ford Motor Credit Corp.,
                 5.41%--5.57% due 5/2--6/17/97                            190,000,000            190,000,000
               General Electric Capital Corporation,
                 5.42%--5.65% due 5/1--6/20/97                            195,000,000            195,000,000
                                                                                              --------------
               Total Commercial Paper (Cost: $565,000,000)                                       565,000,000

            Repurchase Agreements--0.8%
               State Street Repurchase Agreement,
                 5.37% due 5/1/1997                                      $ 38,793,000         $   38,793,000
                                                                                              --------------
               Total Repurchase Agreements (Cost: $38,793,000)                                    38,793,000

               Total Short Term Investments (Cost: $652,641,305)                                 652,641,305

               Total Investments (Cost $3,665,076,314)--99.8% (c)                              4,884,556,589
               Foreign currencies (Cost $482,705)--0.0%                                              477,899
               Other assets in excess of other liabilities--0.2%                                   9,973,589
                                                                                              --------------
               Total Net Assets--100%                                                         $4,895,008,077
                                                                                              ==============

            -----------------------------------------------
            Notes:
            (a)  Non-income producing security.
            (b)  Represents an American Depositary Receipt.
            (c) At April 30, 1997, net unrealized appreciation of $1,219,475,468 for federal income tax purposes consisted of gross unrealized appreciation of $1,264,288,669 and gross unrealized depreciation of $44,813,201.
            (d) See footnote number five to the financial statements regarding transactions in securities of affiliated issuers.

            See accompanying notes to financial statements.

8  THE OAKMARK FUND

The Oakmark Select Fund
       Report from Bill Nygren, Portfolio Manager
       -------------------------------------------------------------------------

[PHOTO APPEARS HERE]

The accompanying chart of stock market indices shows that during the three months ended April 30, the recent trend continued of very large stocks outperforming average-sized stocks. The Oakmark Select Fund was down 2.0% for the quarter. That compares poorly to the 2.4% gain in the S&P 500, but is consistent with losses realized in broader indices. For the six months since your Fund's inception, its gain of 22.5% compares very favorably to all the indices. Again, I'd like to caution against focusing on short-term performance numbers. As the period of time gets shorter, the numbers become more random. Our goal is exceptional long-term performance. That "long term" will include "short terms" that are exceptional and "short terms" that are disappointing. Don't get distracted by the short terms. As a well known political figure says, "Keep your eyes on the prize!"

When you compare this quarter's portfolio with last quarter's, you'll notice quite a change. Three stocks that previously accounted for 27% of the portfolio have been sold. You should now be asking, "Why is this Fund that preaches long-term value-investing experiencing such rapid turnover?"

We buy stocks when they are selling at large discounts to our estimate of intrinsic value. When we buy a stock, we expect to hold it for several years. We set our sell targets based on intrinsic value and expect both value and our targets to move upward as time goes on. We sell stocks for two basic reasons. Our preferred reason to sell is when the stock price increases and we no longer feel the stock is inexpensive relative to its value. The less pleasant reason is when we make mistakes. If new information causes us to lower our estimate of intrinsic value, a stock that has gone down could also be fully valued and would also be sold.

The good news is that the portfolio changes last quarter in The Oakmark Select Fund were caused by successful stock performance. As you may recall, stock prices for two of our holdings, First USA and McDonnell Douglas, rose in response to takeover proposals. Despite thinking these acquisitions are good strategic moves, in my judgement, the acquirers' stocks are not selling at as large a discount to intrinsic value as are the other stocks we own. Therefore, both stocks were sold.

--------------------------------------------------------------------------------
Results from Fund Inception (11/1/96)
through 4/30/97

4/30/97 NAV $12.25                                              Total Return*
                                                               Through 4/30/97
                                                             -------------------
                                              Total Return   From Fund Inception
                                              Last 3 mos.           11/1/96
--------------------------------------------------------------------------------
The Oakmark Select Fund                           -2.0%              22.5%
Standard & Poor's 500 w/inc Stock Index**          2.4%              14.7%
Standard & Poor's MidCap 400 w/inc Index**        -2.6%               6.9%
Value Line Composite Index**                      -2.6%               5.2%

*Total return includes change in share prices and in each case, except for the Value Line Index, includes reinvestment of any dividends, interest and capital gain distributions.

**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The S&P 400 consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------

                                                 The Oakmark Select Fund      9

Our third sale was SPX Corp. When SPX was purchased in November, it represented 4% of our portfolio. SPX quickly appreciated to a price where I was unwilling to purchase more shares. By March, SPX represented under 1% of the portfolio and it was sold for a gain of 65%. As you know, The Oakmark Select Fund is very concentrated. If a stock position is too small to be meaningful, and we are unwilling to add to it, it will be sold. Despite last quarter's high turnover, you should be confident that we are consistently applying our long-term value philosophy.

On the buy side, US Industries is now your Fund's largest holding. US Industries is a collection of US-based businesses that was spun off from Hanson PLC two years ago. One of its largest and best-known businesses is Jacuzzi. In February, US Industries Chairman and CEO, David Clarke, visited our office. In addition to those titles, David is also a large shareholder of this company. One of his comments captures what we mean by investing with owner-oriented managements. In discussing how he invests US Industries' money, David said "Acquisitions need to be significantly more attractive than share repurchase or why would we even do it? I'd rather buy what we know best, our own stock". In a world where many managers make acquisitions just to get bigger, it's refreshing to hear David's common-sense approach. You should take great comfort that when US Industries makes an acquisition, they expect it to lead to a higher share price.

Just as we look for "owner-oriented" managements, you should look for "owner-oriented" fund managers. I am both the portfolio manager and a shareholder of The Oakmark Select Fund. As with you, I will measure our long term success only by our share price. Thank you again for your support.


/s/  Bill Nygren
----------------
Bill Nygren
Portfolio Manager

bnygren@oakmark.com
May 2, 1997



10  The Oakmark Select Fund

The Oakmark Select Fund

     Schedule of Investments--April 30, 1997 (Unaudited)


                                                                    Shares Held            Market Value
---------------------------------------------------------------------------------------------------------
Common Stocks--93.6%

Other Consumer Goods & Services-- 8.7%
 Polaroid Corporation                                                   206,000            $  9,991,000
 Brunswick Corporation                                                  255,900               7,229,175
                                                                                           ------------
                                                                                             17,220,175
Banks--4.7%
 People's Bank of Bridgeport, Connecticut                               309,000            $  9,270,000

Insurance--5.9%
 PartnerRe Ltd.                                                         348,000            $ 11,701,500

Broadcasting & Cable TV--13.1%
 TCI Satellite Entertainment, Inc., Class A (a)                       1,235,000            $  9,262,500
 Cablevision Systems Corporation (a)                                    271,100               8,539,650
 U.S. West Media Group (a)                                              469,000               8,090,250
                                                                                           ------------
                                                                                             25,892,400
TV Programming--15.4%
 Tele-Communications, Liberty Media,
   Class A (a)                                                        1,614,500            $ 30,372,781

Publishing--7.8%
 ACNielsen Corporation                                                  560,700            $  8,410,500
 Dun & Bradstreet Corporation                                           287,000               7,067,375
                                                                                           ------------
                                                                                             15,477,875

Data Storage--3.9%
 Imation Corporation (a)                                                327,000            $  7,725,375

Building Materials & Construction--6.1%
 USG Corporation (a)                                                    351,000            $ 12,021,750

Oil & Natural Gas--7.0%
 Union Texas Petroleum Holdings, Inc.                                   425,000            $  8,021,875
 Titan Exploration, Inc. (a)                                            780,000               5,850,000
                                                                                           ------------
                                                                                             13,871,875

Other Industrial Goods & Services--4.9%
 Premark International, Inc.                                            395,000            $  9,677,500

Diversified Conglomerates--16.1%
 U.S. Industries, Inc. (a)                                              880,200            $ 31,797,225

 Total Common Stocks (Cost: $188,329,947)                                                   185,028,456

See accompanying notes to financial statements.

                                                     The Oakmark Select Fund  11

THE OAKMARK SELECT FUND

      Schedule of Investments--April 30, 1997 (Unaudited) cont.

                                                                Principal Value            Market Value
---------------------------------------------------------------------------------------------------------
Short-Term Investments--5.3%

Commercial Paper--4.6%
 Ford Motor Credit Corp.,
 5.46% due 5/12/1997                                                  2,000,000            $  2,000,000
 American Express Credit Corp.,
 5.49% due 5/1/1997                                                   2,000,000               2,000,000
 General Electric Capital Corporation,
 5.65% due 5/1/1997                                                   5,000,000               5,000,000
                                                                                           ------------
 Total Commercial Paper (Cost: $9,000,000)                                                    9,000,000

Repurchase Agreements--0.7%
 State Street Repurchase Agreement, 5.37% due
 5/1/1997                                                             1,421,000            $  1,421,000
                                                                                           ------------
 Total Repurchase Agreements (Cost: $1,421,000)                                               1,421,000

 Total Short-Term Investments (Cost: $10,421,000)                                            10,421,000

 Total Investments (Cost $198,750,947)--98.9%(b)                                           $195,449,456
 Other assets in excess of other liabilities--1.1%                                            2,153,232
                                                                                           ------------
 Total Net Assets                                                                          $197,602,688
                                                                                           ============

---------------------------------------------
Notes:
(a)  Non-income producing security.
(b) At April 30, 1997, net unrealized depreciation of $3,301,491 for federal income tax purposes consisted of gross unrealized appreciation of $4,362,670 and gross unrealized depreciation of $7,664,161.

See accompanying notes to financial statements.

12  The Oakmark Select Fund

The Oakmark Small Cap Fund
       Report from Steven J. Reid, Portfolio Manager
       -------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Intermission

April 30, 1997 marked the half way point of The Oakmark Small Cap Fund's fiscal year. For the six month period, your Fund gained 15.0%. This is substantially better than the relevant indices. The Fund's second fiscal quarter ended with a $0.01 decline in the net asset value; this equated to a loss of 0.07%. The indices to which your Fund is compared declined considerably more.

--------------------------------------------------------------------------------
The Value of a $10,000 Investment in
The Oakmark Small Cap Fund
from its Inception (11/1/95) to Present (4/30/97)
as compared to the Russell 2000

             Oakmark Small Cap Fund    Russell 2000
---------------------------------------------------
10/95                       $10,000         $10,000
1/96                        $10,180         $10,646
4/96                        $12,180         $11,756
7/96                        $11,830         $10,667
10/96                       $13,190         $11,496
1/97                        $15,180         $12,471
4/97                        $15,170         $11,848

4/30/97 NAV $15.17

                                                       Average Annual Total Return*
                                                              Through 4/30/97
                                                       ----------------------------
                                        Total Return        From Fund Inception
                                        Last 3 mos.               11/1/95
-----------------------------------------------------------------------------------
The Oakmark Small Cap Fund                  -0.1%                  32.1%
Lipper Small Co. Growth**                  -12.2%                   4.9%
Russell 2000 w/inc**                        -6.8%                  12.0%
S&P Small Cap 600 w/inc**                   -6.0%                  14.6%

*Total return includes change in share prices and in each case includes reinvestment of any dividends, interest and capital gain distributions.

**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The Lipper Small Company Growth Fund Index is comprised of 30 Small Cap Funds. The Russell 2000 Index measures the performance of smaller companies, and represents approximately 10% of the total value of publicly traded companies in the U.S. The S&P 600 Index measures the performance of selected U.S. stocks with a small market capitalization. Past performance is no guarantee of future results.

Several significant events occurred that explain recent results. On the positive side, Kysor Industrial Corp. was acquired by Scotsman Industries Inc., also a holding of your Fund, for $43 per share in cash. Our only regret is that Scotsman did not offer the option of receiving their shares in lieu of cash. SPX Corp., your Fund's largest holding, announced that they would repurchase up to 18% of their outstanding shares in a Dutch Auction at prices up to $56 per share. Triarc Companies, Inc. announced several transactions that are expected to increase the value of the company over the long term.

On a less than positive note, we were not exempt from the overall market decline. Financial companies were generally hit the hardest as a group. Several of our holdings did not or were not expected to produce the near-term results on which other investors focus so closely. As long-term investors, we see these situations as opportunities and we can and do try to take advantage of them.

The Value of Long-Term Investing
During the quarter it seemed that a lot happened, but very little changed. The Fund rose to an all-time high in early March and promptly gave up those gains and then some before returning to virtually where we were at the end of January. Why did this happen? Well no one knows for sure, but it appears that Wall Street became obsessed with several short-term events--the Fed's decision to raise interest rates and anticipation of second quarter earnings, coupled with the fear of companies not meeting expectations. Last, many investors became concerned over the possibility of an overall market correction. I am pleased to be able to say that the overall operating results and prospects of the

                                                  The Oakmark Small Cap Fund  13
companies in which we have invested continue to be quite good. The only significant changes we saw were in the price of their shares.

Our perspective as long-term investors is to focus on investing in individual companies. While the overall level of interest rates will affect economic activity and the valuation of companies, the recent increase in rates is relatively unimportant for the companies in which we have invested. We look at the goods or services our companies provide and the long-term prospects for them. In fact, we do not attempt to predict the direction, or magnitude of change in interest rates or the stock market. I realized long ago that many of the well known pundits of prediction had very poor batting averages over the long term. Thus, we happily accept that the risk of not being invested is far greater than attempting to invest based on predictions of macro outcomes over the long term.

I was particularly amused by an article in the Wall Street Journal regarding the superior share price performance of small companies vs. large companies. The article referred to this as the "small-cap effect" and offered that a recent study showed that $1 invested in small companies at the end of 1926 would be worth $3990 at the end of 1996. Whereas, $1 invested in large companies would only be worth $1370 over the same period. Several experts were interviewed to garner their views on the subject. One particularly vocal opponent contended that if one were to eliminate the 9 year period from the end of 1974 through the end of 1983, the returns from small companies since 1926 were inferior to those of large companies.

Several thoughts come to mind. First, the data might not be reliable. It is very likely that small companies in 1926 either don't exist anymore or are large companies now. After all, large companies are small companies that grew up. Second, data manipulation is a dangerous thing. The elimination of 9 years from a 70 year study seems statistically significant. Such that I am willing to predict that if we eliminate the economies of China and India, global economic development will not be as robust as once estimated. What we can take away from this data is the importance of investing for the long term, or in other words, being there--not to mention the very desirable returns of equity investing over the long term.

What Would A Rational Business Person Pay To Own This?
This is the question we ask ourselves when valuing the companies in which we invest. I mentioned earlier that Triarc Companies Inc., the producer of Royal Crown and Mistic Brands beverages and the franchisor of Arby's restaurants, made several strategic changes to their business mix. Of particular interest was the purchase of Snapple. Snapple was acquired by Quaker Oats in late 1994 for $1.7 bil. At the time, we did not understand the rationale for the price Quaker paid. It was a time when ready-to-drink teas were experiencing tremendous growth and the brand commanded a premium. In March of this year, our friends at Triarc bought Snapple for $300 mil. The important point is that Triarc's managers think like owners (which they are), so they waited until the price was right. This kind of patience pays off for all of us.

Weather
Having used up my allotment of one prediction per letter, I will forgo any thoughts on the weather. I will share with you that one of our readers, and a graduate student in meteorology, is particularly interested in my prediction of snow for the Midwest in May. Earlier this week, parts of Michigan and Wisconsin received more than 8 inches of snow. I feel relieved not to have predicted the once-in-100-year flooding.

Once again, I would like to thank everyone involved, especially our shareholders, for your support.

/s/ Steven J. Reid

Steven J. Reid

Portfolio Manager
sreid@oakmark.com
May 14, 1997

14 The Oakmark Small Cap Fund

The Oakmark Small Cap Fund
  Schedule of Investments--April 30, 1997 (Unaudited)

                                                      Shares Held  Market Value
-------------------------------------------------------------------------------
Common Stocks--93.4%
Food & Beverage--6.6%
 Triarc Companies, Inc. (a)                             1,000,000  $ 18,625,000
 Ralcorp Holdings, Inc. (a)                             1,200,000    12,300,000
 International Multifoods Corporation                     351,200     8,736,100
 GoodMark Foods, Inc.                                      91,900     1,183,213
                                                                   ------------
                                                                     40,844,313
Retail--5.3%
 Carson Pirie Scott & Company (a)                         511,500  $ 15,217,125
 Zale Corporation (a)                                     523,900     9,692,150
 Cole National Corporation (a)                            254,700     8,405,100
                                                                   ------------
                                                                     33,314,375
Other Consumer Goods & Services--5.7%
 Scotsman Industries, Inc. (d)                            662,100  $ 16,883,550
 First Brands Corporation                                 600,000    15,225,000
 Justin Industries                                        207,400     2,307,325
 GC Companies, Inc. (a)                                    30,200     1,211,775
                                                                   ------------
                                                                     35,627,650
Banks--7.0%
 People's Bank of Bridgeport, Connecticut               1,000,000  $ 30,000,000
 Harbor Federal Savings Bank                              160,000     5,880,000
 Northwest Savings Bank                                   260,000     3,835,000
 Pocahontas Federal Savings and
   Loan Association (d)                                   140,000     2,485,000
 Savings Bank of the Finger Lakes                          94,000     1,386,500
 Fidelity Bancshares, Inc. (a)                              5,700       108,300
                                                                   ------------
                                                                     43,694,800
Insurance--9.7%
 RenaissanceRe Holdings Limited                           504,500  $ 18,666,500
 Highlands Insurance Group, Inc. (a) (d)                  900,000    15,862,500
 Chartwell Re Corporation (d)                             500,000    12,750,000
 PXRE Corporation                                         385,000     9,769,375
 Danielson Holding Corporation (a)                        452,400     3,053,700
                                                                   ------------
                                                                     60,102,075
Other Financial--1.2%
 Duff & Phelps Credit Rating Company (d)                  296,800  $  7,753,900

Broadcasting & Publishing--10.4%
 Cablevision Systems Corporation (a)                      650,000  $ 20,475,000
 TCI Satellite Entertainment, Inc., Class A (a)         2,250,000    16,875,000
 Lee Enterprises, Inc.                                    500,000    12,312,500
 Central Newspapers, Inc., Class A                        180,000     9,697,500
 Granite Broadcasting Corporation (a) (d)                 625,000     5,156,250
                                                                   ------------
                                                                     64,516,250

See accompanying notes to financial statements.

                                                  The Oakmark Small Cap Fund  15

The Oakmark Small Cap Fund
  Schedule of Investments--April 30, 1997 (Unaudited) cont.

                                                   Shares Held/
                                                Principal Value     Market Value
--------------------------------------------------------------------------------
Common Stocks--93.4% (cont.)

Data Storage--0.6%
 Imation Corporation (a)                                150,000     $  3,543,750

Aerospace & Defense--3.0%
 Logicon, Inc.                                          281,900     $ 11,205,525
 Tracor, Inc. (a)                                       350,000        7,612,500
                                                                    ------------
                                                                      18,818,025
Machinery & Metal Processing--8.9%
 Gardner Denver Machinery, Inc. (a) (d)                 850,000     $ 19,337,500
 The Carbide/Graphite Group, Inc. (a) (d)               800,000       18,100,000
 Matthews International Corporation, Class A            308,500        9,023,625
 Northwest Pipe Company (a) (d)                         500,000        8,000,000
 Graco, Inc.                                             41,200          973,350
                                                                    ------------
                                                                      55,434,475
Building Materials & Construction--1.4%
 NVR Inc. (a) (d)                                       700,000     $  8,925,000

Oil & Natural Gas--2.4%
 Titan Exploration, Inc. (a) (d)                      1,956,400     $ 14,673,000

Other Industrial Goods & Services--17.4%
 SPX Corporation (d)                                    844,100     $ 46,108,962
 MagneTek, Inc. (a)                                   1,050,000       17,587,500
 Essex International, Inc. (a)                          648,300       11,669,400
 Zurn Industries, Inc.                                  450,000       11,137,500
 Binks Manufacturing Company (d)                        206,000        8,368,750
 Premark International, Inc.                            225,000        5,512,500
 Columbus McKinnon Corporation                          260,000        4,712,500
 Dal-Tile International Inc. (a)                        248,400        3,229,200
                                                                    ------------
                                                                     108,326,312
Commercial Real Estate--7.4%
 Catellus Development Corporation (a)                 2,090,500     $ 30,834,875
 Castle & Cooke, Inc. (a) (d)                         1,125,000       15,468,750
                                                                    ------------
                                                                      46,303,625
Diversified Conglomerates--6.4%
 U.S. Industries, Inc. (a)                            1,100,000     $ 39,737,500

 Total Common Stocks (Cost: $546,472,851)                            581,615,050

See accompanying notes to financial statements.

16  The Oakmark Small Cap Fund

The Oakmark Small Cap Fund
  Schedule of Investments--April 30, 1997 (Unaudited) cont.

                                                Principal Value     Market Value
--------------------------------------------------------------------------------
Corporate Bonds--0.5%
Recreation & Entertainment--0.5%
 Harrah's Jazz Bonds, 14.25%
   due 11/15/2001 (c)                                 6,700,000     $  2,881,000

 Total Corporate Bonds (Cost: $3,304,413)                              2,881,000

Commercial Paper--5.1%
 American Express Credit Corp., 5.49%
   due 5/1/1997                                       2,000,000     $  2,000,000
 American Express Credit Corp., 5.48%
   due 5/5/1997                                       2,000,000        2,000,000
 American Express Credit Corp., 5.49%
   due 5/6/1997                                       5,000,000        5,000,000
 Ford Motor Credit Corp., 5.46%
   due 5/12/1997                                      2,000,000        2,000,000
 Ford Motor Credit Corp., 5.48%
   due 5/20/1997                                      2,000,000        2,000,000
 Ford Motor Credit Corp., 5.55%
   due 6/10/1997                                      2,000,000        2,000,000
 Ford Motor Credit Corp., 5.55%
   due 6/13/1997                                      2,000,000        2,000,000
 General Electric Capital Corporation, 5.65%
   due 5/1/1997                                      15,000,000       15,000,000

 Total Commercial Paper (Cost: $32,000,000)                           32,000,000

Repurchase Agreements--0.9%
 State Street Repurchase Agreement, 5.37%
   due 5/1/1997                                       5,525,000     $  5,525,000

 Total Repurchase Agreements (Cost: $5,525,000)                        5,525,000

 Total Short-Term Investments (Cost: $37,525,000)                     37,525,000

 Total Investments (Cost $587,302,264)--99.9% (b)                    622,021,050
 Other assets in excess of other liabilities--.1%                        819,349
                                                                    ------------
 Total Net Assets                                                   $622,840,399
                                                                    ============

-------------------------------------
Notes:
(a)  Non-income producing security.
(b) At April 30, 1997, net unrealized appreciation of $34,718,766 for federal income tax purposes consisted of gross unrealized appreciation of $61,140,703 and gross unrealized depreciation of $26,421,937.
(c) This bond is currently in default and the fund is no longer accruing interest.
(d) See footnote number five to the financial statements regarding transactions of securities of affiliated issuers.

See accompanying notes to financial statements.

                                                  The Oakmark Small Cap Fund  17

The Oakmark Balanced Fund
       Report from Clyde S. McGregor, Portfolio Manager
       -------------------------------------------------------------------------

The value of a $10,000 investment in The Oakmark Balanced Fund from its inception (11/1/95) to present (4/30/97) as compared to the Lipper Balanced Fund Index

             Lipper Balanced Fund Index   The Oakmark Balanced Fund $12,244
10/95                           $10,000                             $10,000
1/96                            $10,642                             $10,290
4/96                            $10,778                             $10,630
7/96                            $10,665                             $10,660
10/96                           $11,449                             $11,290
1/97                            $12,197                             $12,255
4/97                            $12,244                             $12,429

4/30/97 NAV $12.16

                                                Average Annual Total Return*
                                                      Through 4/30/97
                                                ----------------------------
                                 Total Return       From Fund Inception
                                 Last 3 mos.              11/1/95
----------------------------------------------------------------------------
The Oakmark Balanced Fund            1.4%                  15.6%
Lipper Balanced Fund Index**         0.4%                  14.5%
Lehman Govt./Corp. Bond**            0.5%                   4.5%
S&P 500 w/inc**                      2.4%                  26.5%

*Total return includes change in share prices and in each case includes reinvestment of any dividends, interest and capital gain distributions.

**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Balanced Fund Index Composite is comprised of 30 balanced funds. The Lehman Govt./Corp. Bond Index includes the Lehman Government and Lehman Corporate indices. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. Past performance is no guarantee of future results.

[PHOTO APPEARS HERE]

Quarter Review
The second fiscal quarter demonstrated the value of our balanced approach in a difficult period. Your Fund returned 1.4%. Both stocks and bonds were profitable despite the fact that in March the Federal Reserve raised its target interest rate for Fed Funds for the first time in two years.

We are pleased that the Fund extended its record of positive returns in each quarter since inception. Balanced funds are not immune to market swings, but they do reduce volatility of returns. Part of this lower volatility is an outcome of owning different kinds of assets, and part results from a greater proportion of return coming from income (which is more certain) and less from appreciation (which is less certain). In the current environment where stock prices are at record highs and Alan Greenspan is putting upward pressure on interest rates, The Balanced Fund speaks to the needs of long-term investors seeking growth, income, and capital preservation.

I would also like to take this opportunity to point out that the Fund's expenses are now capped at 1.5% per annum. The Fund's returns have been quite competitive within the universe of similar funds (11th place out of 290 for the 52 weeks ended April 3) despite an above average expense ratio. This handicap departed as of March 1.

Market Outlook
At Harris Associates we do not attempt to forecast the economy, nor do we develop our portfolios based on some understanding of the investing environment. We build our portfolios from the bottom up selecting only securities which we determine to be significantly undervalued regardless of the macro picture. As manager of The Oakmark Balanced Fund, however, I am committing assets to several different asset classes, so it is important that I have a point of view about the overall context.

Federal Reserve policy is always one of the key factors creating the investing environment, but given the March rate hike, Fed policy has taken on even

18  The Oakmark Balanced Fund
greater importance. The Fed last began to tighten money in 1994, eventually raising rates six times during the year. These actions had a dramatic impact on the bond market in 1994, which suffered its worst year since the 1920's. The bond market's weakness also made it impossible for stocks to make any headway despite a respectable increase in corporate profits.

I do not believe that 1997 is setting up to be a close copy of 1994. Economic conditions are quite different:

1. Interest rates began this cycle much higher across the entire yield curve than they were at the beginning of 1994. Real rates (interest rates after subtracting the rate of inflation) are at historically high levels.

2. Price indices for industrial commodities are falling today, but in 1994 they were showing increases. Corporate managers continue to complain that they have no ability to increase prices.

3. Gold's price is particularly weak. In the 1994 cycle it rose more than 10%.

4. The dollar is quite strong relative to other currencies.

5. The Federal budget deficit has shrunk considerably over the last three years even without a balanced budget agreement. In fact, the Treasury will actually pay down approximately $65 billion in outstanding debt this calendar quarter.

Aside from these fundamental indicators, I also see a vital difference in the structure of the markets. Today, the kind of aggressive speculation in the bond market which was present at the beginning of 1994 is not evident. In 1992 and 1993 large amounts of speculative capital had been devoted to the "carry trade" (borrowing short term and investing in intermediate term Treasury notes). When short rates began to rise, the economics underlying these highly leveraged bets began to turn unfavorable, and the resulting rush for the exits greatly intensified the bond market's pain.

I believe that Fed Chair Greenspan defines his role in terms of smoothing out US economic activity and stamping out speculation wherever it may be found. Greenspan has studied the Japanese experience of the last decade where speculation in several asset classes was not damped but was often unwittingly aided. Having brought reality back to the bond market in 1994, he is seeking to prevent a speculative blowoff in stocks now. He spoke first of "irrational exuberance" in December, reiterated his warning in February, and, equity investors still not listening, he acted in March. Having observed the recent strong recovery in the markets, he will probably do so again.

Given this interest rate backdrop, I look for the markets in 1997 to be choppy and erratic, but I do not expect a great bear market in bonds as in 1994 or a stock market collapse as in 1987.

Bond Calls and

Tender Offers

Our strategy when investing in corporate bonds and preferred stocks is to identify issues from companies which are enjoying material improvement in their financial condition. Ideally, we will invest in such issues before the bond rating agencies and other investors have recognized this improvement.

One problem with this approach is that the issuing concerns sometimes experience more rapid improvement than we might prefer. The result is often an early bond call or a tender offer.

In the second fiscal quarter a tender offer for one bond, a partial call of another, and a complete call of a third related to the unexpected takeover of the issuer caused your Fund's commitment to corporate fixed income investments to shrink. I am aggressively seeking replacement issues. I will not, however, compromise our standards because we have become "underweighted" in this area.

In the fixed income market, yield spreads between issues of higher and lower quality move around over time. I perceive current spreads to be inadequate, reflecting considerable optimism about our nation's economy. I, too, believe that the economy is in fine shape, but I will not invest The Fund's assets based on that assumption. When we can again find issues that meet our standards of improving financial condition combined with attractive pricing, I will rebuild this segment of the portfolio.

As always, I welcome your questions or comments. For all of you internet com-municators, please note my new address for e-mail.

/s/ Clyde S. McGregor

Clyde S. McGregor
Portfolio Manager
mcgregor@oakmark.com
May 6, 1997

                                                   The Oakmark Balanced Fund  19

The Oakmark Balanced Fund

Schedule of Investments--April 30, 1997 (Unaudited)

                                                         Shares Held    Market Value
------------------------------------------------------------------------------------
Equity and Equivalents--52.9%

Food & Beverage--2.9%
  Philip Morris Companies Inc.                                14,700     $   578,813

Other Consumer Goods & Services--13.8%
  Borg-Warner Automotive, Inc.                                15,000     $   630,000
  Juno Lighting, Incorporated                                 38,300         593,650
  Armstrong World Industries, Inc.                             8,900         585,175
  National Presto Industries, Inc.                            14,000         511,000
  Promus Hotel Corporation (a)                                13,400         472,350
                                                                         -----------
                                                                           2,792,175
Banks--2.8%
  Mellon Bank Corporation                                      6,700     $   556,938

Insurance--6.6%
  Old Republic International Corporation                      25,500     $   720,375
  PartnerRe Ltd.                                              18,200         611,975
                                                                         -----------
                                                                           1,332,350
Other Financial--6.0%
  First USA, Inc.                                             14,600     $   702,625
  Associates First Capital Corporation, Class A               10,000         512,500
                                                                         -----------
                                                                           1,215,125
Broadcasting & Publishing--7.8%
  Tele-Communications, Liberty Media, Class A (a)             29,000     $   545,562
  Lee Enterprises, Inc.                                       21,400         526,975
  Dun & Bradstreet Corporation                                20,000         492,500
                                                                         -----------
                                                                           1,565,037
Aerospace & Defense--2.4%
  McDonnell Douglas Corporation                                8,000     $   475,000

Other Industrial Goods & Services--3.8%
  Premark International, Inc.                                 31,500     $   771,750

Commercial Real Estate--2.5%
  Catellus Development Corporation (a)                        34,728     $   512,238

Diversified Conglomerates--4.3%
  U.S. Industries, Inc. (a)                                   24,000     $   867,000

  Total Equity and Equivalents (Cost: $8,780,740)                         10,666,426



See accompanying notes to financial statements.


20  The Oakmark Balanced Fund

The Oakmark Balanced Fund

Schedule of Investments--April 30, 1997 (Unaudited) cont.


                                                      Shares Held/
                                                   Principal Value      Market Value
------------------------------------------------------------------------------------
Fixed Income--33.6%
Preferred Stock--1.9%

Broadcasting & Cable TV--1.9%
  Tele-Communications, Inc.,
    Preferred Junior Class B, 6%                             5,800       $   382,800

  Total Preferred Stock (Cost: $379,100)                                     382,800

Corporate Bonds--5.1%

Other Consumer Goods & Services--1.1%
  Samsonite Corporation, 11.125%
    due 7/15/2005, Senior Subordinated Note
    Series B                                               200,000       $   222,250

Aerospace & Automotive--0.8%
  Coltec Industries, Inc., 9.75% due 4/1/2000              150,000       $   160,500

Building Materials & Construction--0.8%
  USG Corporation, 9.25% due 9/15/2001,
    Senior Notes Series B                                  150,000       $   157,313

Utilities--0.8%
  Midland Funding Corporation, 11.75%
    due 7/23/2005                                          150,000       $   162,562

Other Industrial Goods & Services--1.6%
  UCAR Global Enterprises Inc., 12.00%
    due 1/15/2005, Senior Subordinated Note                300,000       $   336,750

  Total Corporate Bonds (Cost: $1,030,811)                                 1,039,375

Government and Agency Securities--26.6%

U.S. Government Bonds--25.1%
  United States Treasury Notes, 7.125%
    due 9/30/1999                                        2,400,000       $ 2,440,824
  United States Treasury Notes, 7.50%
    due 5/15/2002                                        1,500,000         1,559,970
  United States Treasury Notes, 7.875%
    due 11/15/2004                                       1,000,000         1,067,980
                                                                         -----------
                                                                           5,068,774

See accompanying notes to financial statements.


                                                   The Oakmark Balanced Fund  21

The Oakmark Balanced Fund

Schedule of Investments--April 30, 1997 (Unaudited) cont.

                                                   Principal Value   Market Value
---------------------------------------------------------------------------------
Fixed Income--33.6% (cont.)
U.S. Government Agencies--1.5%
  Federal Home Loan Bank, 6.405% due 4/10/2001,
    Consolidated Bond                                      300,000    $   296,451

  Total Government and Agency Securities
    (Cost: $5,346,469)                                                  5,365,225

  Total Fixed Income (Cost: $6,756,380)                                 6,787,400

Short Term Investments--14.2%
Commercial Paper--10.7%
  Ford Motor Credit Corp., 5.41%-5.51%
    due 5/1-5/20/1997                                      800,000    $   800,000
  American Express Credit Corp., 5.45%-5.53%
    due 5/5-6/9/1997                                       550,000        550,000
  General Electric Capital Corporation,
    5.42%-5.65% due 5/1-6/13/1997                          800,000        800,000

  Total Commercial Paper (Cost: $2,150,000)                             2,150,000

Repurchase Agreements--3.5%
  State Street Repurchase Agreement, 5.37%
    due 5/1/1997                                           711,000    $   711,000

  Total Repurchase Agreements (Cost: $711,000)                            711,000

  Total Short Term Investments (Cost: $2,861,000)                       2,861,000

  Total Investments (Cost $18,398,120)--100.7%(b)                     $20,314,826
  Other liabilities in excess of other assets--(.7%)                     (150,541)
                                                                      -----------
  Total Net Assets                                                    $20,164,285
                                                                      ===========


----------------------
Notes:
(a)  Non-income producing security.

(b) At April 30, 1997, net unrealized appreciation of $1,916,706 for federal income tax purposes consisted of gross unrealized appreciation of $2,080,600 and gross unrealized depreciation of $163,894.

See accompanying notes to financial statements.

22  The Oakmark Balanced Fund

The Oakmark International Fund
       Report from David G. Herro and Michael J. Welsh, Portfolio Managers

[PHOTO APPEARS HERE]
[PHOTO APPEARS HERE]

The value of a $10,000 investment in The Oakmark International Fund from its inception (9/30/92) to present (4/30/97) as compared to the Morgan Stanley World ex U.S. Index

[GRAPH GOES HERE]

                                  OAKMARK              M.S. WORLD
                               INTERNATIONAL
8/91                              $10,000                $10,000
----------------------------------------------------------------
10/91                             $12,100                $10,201
----------------------------------------------------------------
1/92                              $13,910                $10,719
----------------------------------------------------------------
4/92                              $14,660                $10,946
----------------------------------------------------------------
7/92                              $15,910                $11,279
----------------------------------------------------------------
10/92                             $17,110                $11,216
----------------------------------------------------------------
1/94                              $19,913                $11,857
----------------------------------------------------------------
4/94                              $24,855                $13,372
----------------------------------------------------------------
7/94                              $25,321                $12,896
----------------------------------------------------------------
10/94                             $26,653                $13,401
----------------------------------------------------------------
1/95                              $26,653                $13,444
----------------------------------------------------------------
4/95                              $28,869                $14,803
----------------------------------------------------------------
7/95                              $30,863                $16,263
----------------------------------------------------------------
10/95                             $32,397                $16,931
----------------------------------------------------------------
1/96                              $36,091                $17,213
----------------------------------------------------------------
4/96                              $36,823                $19,239
----------------------------------------------------------------
7/96                              $35,559                $18,933
----------------------------------------------------------------
10/96                             $38,252                $20,989
----------------------------------------------------------------
1/97                              $43,112                $23,512
----------------------------------------------------------------
4/97                              $44,197                $24,070
----------------------------------------------------------------




                                                            Average Annual Total Return*
4/30/97 NAV $17.05                                                 Through 4/30/97
                                                            ----------------------------
                                               Total Return        From Inception
                                               Last 3 mos.            9/30/92
----------------------------------------------------------------------------------------
Oakmark International                            6.2%                 17.8%
Morgan Stanley World ex U.S. w/inc**             2.2%                 11.0%
Morgan Stanley EAFE w/inc**                      2.5%                 10.8%
Lipper Analytical International Fund
Average**                                        2.8%                 13.3%

*Total return includes change in share prices and in each case includes reinvestment of any dividends, interest and capital gain distributions.

**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Morgan Stanley EAFE Free Index refers to Europe, Asia and the Far East and includes 18 country sub-indexes. The Lipper International Fund Average includes 106 mutual funds that invest in securities whose primary markets are outside the United States. Past performance is no guarantee of future results.

Fellow shareholders:
Your Fund continues to deliver significant results. Our second quarter return of 6.2% compares favorably to the Morgan Stanley EAFE index return of 2.5%. More importantly, your Fund has achieved an annualized return of 17.8% since inception. This compares to a 10.8% return for EAFE and a 13.3% return for the Lipper average of diversified international funds. We continue to find excellent long-term investment opportunities overseas and believe that the long-term prospects of international markets are extremely attractive.

TO ANSWER A FEW QUESTIONS...
On occasion we like to use this space to directly address recent commonly asked questions about the Fund.

Q. What is the reason for the Fund's strong performance?

A. We believe we have done well because of our disciplined approach to value investing. Discipline to us means doing thorough research, visiting countless companies, keeping composure in weak markets and buying stocks that are out of favor for short-term reasons.

Q. Why not invest in Russia?

A. Though Russia appears to offer value for long-term holders, at this time there is not the legal or regulatory framework in place to protect foreign investors. While the market's potential reward could be large, constantly changing laws and taxes, lax (non-existing) corporate governance procedures and the strong influence of organized crime stand in the way of realizing this reward.

                                              THE OAKMARK INTERNATIONAL FUND  23

Q. What will happen to Hong Kong after June 30th?

A. One can only speculate as to what changes face Hong Kong as its sovereignty changes from British to PRC. However, confidence remains strong and long-term benefits will most likely overpower the short-term transitional strains. The real key is the strength of the Hong Kong people and their ability to adapt to change. They are excellent businesspeople for the most part and we feel they will be able to aptly respond to the change. At the same time, China is a huge investor in Hong Kong, so it is in China's own financial interest not to rock the boat. Finally, southern China, itself, has also been a capitalist hotbed of economic growth. There is a good possibility that, over time, the rest of China will become more like Hong Kong and the South than the reverse.

Q. How do you come up with stock ideas?

A. We spend the majority of our analytical time searching for companies that meet our value criteria. One recurring place we look for candidates is among companies hitting new lows or that have underperformed their respective stock markets. We also give extra attention to searching for ideas in markets that have been weak. If a company looks interesting from a quantitative standpoint, we then like to meet management and gather other qualitative information about the company. If, after all of this, we decide the company represents good value and is managed by people committed to building value, we will put the stock on our buy list.

Q. Where are your favorite areas to invest?

A. We don't have any favorite "areas." We base our investment selection only on companies. It does not matter to us where a company is located or in what industry it does business (although we require proper legal and regulatory protection, as mentioned above with Russia). We seek only companies that are inexpensively priced (the lowest price for the amount of cashflow generation) and that are managed by people who allocate the company's surplus capital in a way beneficial to owners.

Q. Are you still hedging currency? What impact does the dollar's rise have on the Fund's performance?

A. We are still partially hedged, but are slowly unwinding our currency hedges. Our policy has always been to use currency hedging defensively. We hedge only when we believe that a wide divergence between the U.S. dollar and the local currency presents an undue currency risk for the Fund in holding an equity position. With the recent appreciation of the dollar, most of this unsustainable divergence has been erased.

There are two ways the dollar's rise impacts your Fund's performance--one short term and one long term. In the short run, as the dollar increases and foreign currencies fall, your Fund's net asset value drops to reflect this. However, if your Fund is partially hedged, some of this "loss" would be offset through the increased value of the hedges. In the longer term, foreign stocks usually do better in weak home currency environments as many compete against U.S. companies and many have U.S. dollar or dollar-linked revenues that become larger when translated back into their local currency.

In the long term, we generally feel a strong dollar is a net positive for those who invest internationally. It is probably one of the reasons why both the European and Japanese stock markets appear to have awakened.

Q. Still underweight in Japan...why?

A. Remember that we invest in companies only if we see value and managers who care about shareholders' interests. Though we have found some companies in Japan that fit our criteria, it has been difficult to find them. The big problem is usually a lack of management commitment to building shareholder value.

Things appear to be getting better in terms of greater shareholder orientation in Japan. Driven by deregulation in financial services and widening pension shortfalls, even domestic financial institutions are starting to put pressure on company managements to enhance returns. And surprisingly, a few dozen companies have started share buyback programs (we own one of them in Oakmark International, Amway Japan) as a way of returning surplus capital to the owners. Hopefully, this is the beginning of a trend which will result in victory for the much beleaguered shareholders of Japanese companies.

That's it for now. Hope this answered some of the questions you had regarding The Oakmark International Fund. And, as always, you can e-mail us at the addresses listed below.

/s/ David G. Herro

David G. Herro
Portfolio Manager
72242.772@compuserve.com

/s/ Michael J. Welsh

Michael J. Welsh
Co-Portfolio Manager
102521.2142@compuserve.com

24  THE OAKMARK INTERNATIONAL FUND

                        THE OAKMARK INTERNATIONAL FUND
                 International Diversification--April 30, 1997

[PIE GRAPH GOES HERE]

Europe
Pacific Rim
Latin America
Other Countries

                        % of Fund                           % of Fund
                       Net Assets                          Net Assets
---------------------------------      ------------------------------
[_] Europe                  46.3%      [_] Pacific Rim          25.9%
    Great Britain           19.3%          Hong Kong             8.1%
    Sweden                   7.7%          Australia             5.1%
    France                   6.0%          New Zealand           3.8%
    Switzerland              3.3%          Indonesia             3.2%
    Spain                    2.9%          Japan                 2.0%
    Portugal                 2.8%          Korea                 1.8%
    Netherlands              2.2%          Malaysia              1.6%
    Finland                  1.3%          Thailand              0.3%
    Germany                  0.5%          Taiwan                0.0%
    Italy                    0.3%


[_] Latin America           15.8%      [_] Other Countries       3.6%
    Brazil                   6.0%          Israel                3.6%
    Argentina                5.1%
    Mexico                   4.7%

                                                  THE OAKMARK INTERNATIONAL FUND
                                         Schedule of Investments--April 30, 1997 (Unaudited)

                                  Description                             Shares Held            Market Value
Common Stocks--91.6%

Consumer Non-durables--4.8%
  Chargeurs International         Wool Production Holding Company
    Sa (France), (a) (e)                                                      569,169            $ 33,644,017
  Yue Yuen Industrial             Athletic Footwear Manufacturing
    Holdings (Hong Kong)                                                   15,165,600              33,477,281
  BYC Co. Ltd. (Korea) (e)        Textile Manufacturer                         31,230               3,781,211
                                                                                                 -----------
                                                                                                   70,902,509
Food & Beverage--15.9%
  Guinness plc                    Distiller & Brewer
    (Great Britain)                                                         7,745,000            $ 64,018,639
  Nestle SA (Switzerland)         Producer of Foods & Drinks                   40,900              49,664,880
  Lion Nathan Limited             New Zealand Brewer
    (New Zealand)                                                          18,073,200              43,475,913
  Quilmes Industrial SA           Brewer
    (Argentina)                                                             2,902,300              32,288,087
  Pernod Ricard (France)          Manufactures Wines, Spirits,
                                   & Fruit Juices                             495,937              25,482,996

  Tate & Lyle PLC                 Sugar Producer & Distributor
    (Great Britain)                                                         1,175,000               8,750,608
  Lotte Confectionery             Confectionary Manufacturer
    Company (Korea)                                                            61,000               8,411,435
  Lotte Chilsung Beverage         Manufacturer of Soft Drinks,
   Company (Korea)                 Juices, & Sport Drinks                      44,770               4,692,819
                                                                                                 -----------
                                                                                                  236,785,377
Household Products--4.2%
  Reckitt & Colman plc            Household Cleaners
    (Great Britain)                 & Air Fresheners                        2,485,229            $ 33,733,862
  Amway Japan Limited             Marketing of Household Products
    (Japan)                                                                   888,900              27,100,823
  Amway Japan Limited             Marketing of Household Products
   ADR (Japan), (b)                                                           149,400               2,259,675
                                                                                                 ------------

                                                                                                   63,094,360

Retail--1.0%
  Giordano International          East Asian Clothing Retailer
    Limited (Hong Kong)             & Manufacturer                         26,853,000            $ 14,559,169

Other Consumer Goods & Services--0.0%
  Heiwa Corp (Japan)              Pachinko Machine Manufacturer                31,000            $    410,289
  Sankyo Company Ltd. (Japan)     Pachinko Machine Manufacturer                16,900                 390,097
                                                                                                 ------------
                                                                                                      800,386

Telecommunications--12.6%
  Telefonos de Mexico SA,         Telephone Company in Mexico
    (Mexico), (b)                                                           1,415,100            $ 58,372,875
  Bezeq (Israel)                  Telephone Company                        13,629,271              34,563,662
  Telefonica de Espana (Spain)    Spanish Telecommunications                1,000,500              25,627,526

See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND

     Schedule of Investments--April 30, 1997 (Unaudited) cont.


                                              Description                                   Shares Held           Market Value
------------------------------------------------------------------------------------------------------------------------------
Common Stocks--91.6% (cont.)

Telecommunications--continued
 Technology Resources                         Telecommunications
   Industries Berhad (Malaysia)                                                              12,770,000        $    23,395,731
 Asia Satellite                               Telecommunications
   Telecommunications
   Holdings Ltd.
   (Hong Kong), (a)                                                                             826,500             21,282,375
 Telecomunicacoes                             Telecommunications
   Brasileiras S/A (Brazil)                                                                 173,100,000             18,636,530
 Stet Societa' Finanziaria                    Telecommunications
   Telefonica S.p.A. (Italy)                                                                  1,100,000              5,200,695
                                                                                                               ---------------
                                                                                                                   187,079,394
Transportation--4.0%
 AB Volvo (Sweden)                            Automobiles and Trucks                          2,384,600        $    60,035,247

Oil & Natural Gas--2.9%
 YPF Sociedad Anonima                         Oil Exploration, Production
   (Argentina), (b)                            and Marketing                                  1,556,200        $    42,990,025

Banks--12.0%
 National Australia Bank Ltd.                 Largest Australian Bank
   (Australia)                                                                                3,380,651        $    46,268,755
 Banco Espirito Santo e                       Portuguese Bank
   Comercial de Lisboa
   SA (Portugal)                                                                              2,085,480             41,085,815
 Uniao de Bancos Brasileiros                  Major Brazilian Bank
   SA (Brazil)                                                                              583,825,000             21,568,862
 Compagnie Financiere de                      French Financial Services Group
   Paribas (France)                                                                             336,000             21,191,056
 Svenska Handelsbanken,                       Large Swedish Bank
   Class A (Sweden)                                                                             684,650             18,851,505
 Banco Popular Espanol                        Large Spanish Bank
   SA (Spain)                                                                                    85,093             18,042,358
 Grupo Financiero Bancomer,                   Large Mexican Financial Group
   S.A. de C.V. (GFB)-B
   (Mexico), (a)                                                                             26,635,000              9,317,977
 Grupo Financiero Bancomer,                   Large Mexican Financial Group
   S.A. de C.V.- L
   (Mexico), (a)                                                                              6,129,630              1,835,842
                                                                                                               ---------------
                                                                                                                   178,162,170
Other Financial--2.6%
 Sedgwick Group plc                           Insurance Broker, Financial Services           19,275,000        $    39,049,838
   (Great Britain)


See accompanying notes to financial statements.

                                                                                                THE OAKMARK INTERNATIONAL FUND    27

THE OAKMARK INTERNATIONAL FUND

           Schedule of Investments--April 30, 1997 (Unaudited) cont.


                                                  Description                                    Shares Held        Market Value
---------------------------------------------------------------------------------------------------------------------------------
Common Stocks--91.6% (cont.)
Marketing Services--4.6%
 Cordiant plc
   (Great Britain), (a) (e)                       Global Advertising Agency                       32,538,656       $  68,557,946

Aerospace--3.6%
 Rolls-Royce plc (Great Britain)                  Jet Engines                                      6,966,479       $  27,380,408
 Hong Kong Aircraft                               Commercial Aircraft Overhaul
   Engineering Company Ltd.                         & Maintenance
   (Hong Kong)                                                                                     9,122,600          26,379,170
                                                                                                                   -------------
                                                                                                                      53,759,578
Chemicals--3.1%
 European Vinyls Corporation                      Western European PVC
   International N.V.                               Manufacturer
   (Netherlands) (e)                                                                               1,154,165       $  33,055,693
 Fernz Corporation Ltd.                           Agricultural & Industrial
  (New Zealand)                                     Chemical Producer                              3,973,000          13,358,094
                                                                                                                   -------------
                                                                                                                      46,413,787
Components--1.4%
 Varitronix International                         Liquid Crystal Displays
   Limited (Hong Kong) (e)                                                                        14,977,000       $  20,880,604

Forestry Products--3.2%
 Asia Pulp & Paper                                Paper & Packaging Products in Asia
   Company Ltd
   (Indonesia), (a) (b)                                                                            3,535,600       $  47,288,650

Mining and Building Materials--3.0%
 Pioneer International                            Concrete Products, Aggregates
   (Australia)                                                                                     8,870,923       $  29,193,867
 Keumkang Ltd. (Korea)                            Building Materials                                 240,980          10,698,215
 Siam City Cement Public                          Cement Producer
   Company Limited, Foreign
   Shares (Thailand)                                                                                 801,900           3,745,116
 Siam City Cement Public                          Cement Producer
   Company Limited, Local
   Shares (Thailand)                                                                                 204,700             956,011
                                                                                                                   -------------
                                                                                                                      44,593,209
Other Industrial Goods & Services--5.5%
 Tomkins plc                                      Industrial Management Company
   (Great Britain)                                                                                10,600,000       $  45,784,441

 Kone Corporation (Finland)                       Elevators                                          161,870          19,080,515
 Legris Industries (France)                       Europe's Leading Crane Manufacturer                195,097           9,092,159
 Buderus AG (Germany), (a)                        Industrial Manufacturing Firm                       15,450           7,244,139
                                                                                                                   -------------
                                                                                                                      81,201,254

See accompanying notes to financial statements.

28  THE OAKMARK INTERNATIONAL FUND

The Oakmark International Fund
  Schedule of Investments--April 30, 1997 (Unaudited) cont.

                                                                                                    Shares Held/
                                                  Description                                    Principal Value       Market Value
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks--91.6% (cont.)

Steel--5.7%
  Usiminas (Brazil), (a)                           Steel Production                               41,063,700,000      $   48,650,928
  Avesta Sheffield AB (Sweden)                     Stainless Steel                                     3,575,000          35,546,292
  Tung-Ho Steel Enterprise                         Taiwanese Manufacturer of
    Corp. (Taiwan), (a)                              Steel Bars & H-Beams                                 34,000             451,918
                                                                                                                      --------------
                                                                                                                          84,649,138

Diversified Conglomerates--1.5%
  Koor Industries Limited,                        Israeli Holding Company
    ADR (Israel), (a) (b)                                                                              1,058,600      $   18,393,175
  Lamex Holdings Ltd.                             Hong Kong's Largest Office
    (Hong Kong) (e)                                 Furniture Supplier                                14,040,000           3,670,174
  Koor Industries Limited                         Israeli Holding Company
    (Israel), (a)                                                                                          5,660             488,307
                                                                                                                      --------------
                                                                                                                          22,551,656

  Total Common Stocks (Cost: $1,219,970,092)                                                                           1,363,354,297

Short Term Investments--7.8%

U.S. Government Bills--0.3%
  United States Treasury Bills, 5.47% due 10/16/1997                                                   5,000,000     $     4,872,367

Commercial Paper--6.7%
  American Express Credit Corp.,
    5.46-5.54% due 5/7-5/22/1997                                                                      25,000,000      $   25,000,000
  Ford Motor Credit Corp., 5.48-
    5.55% due 5/12-6/13/1997                                                                          30,000,000          30,000,000
  General Electric Capital Corporation,
    5.49-5.65% due 5/1-6/20/1997                                                                      45,000,000          45,000,000
                                                                                                                      --------------

    Total Commercial Paper                                                                                               100,000,000

See accompanying notes to financial statements.

                                             THE OAKMARK INTERNATIONAL FUND   29

THE OAKMARK INTERNATIONAL FUND

           Schedule of Investments--April 30, 1997 (Unaudited) cont.



                                                                                             Principal Value         Market Value
-----------------------------------------------------------------------------------------------------------------------------------

Short Term Investments--7.8% (cont.)
Repurchase Agreements--0.8%
  State Street Repurchase Agreement, 5.37% due 5/1/1997                                          11,391,000          $   11,391,000

    Total Repurchase Agreements                                                                                          11,391,000

    Total Short-Term Investments (Cost: $116,263,367)                                                                   116,263,367

    Total Investments (Cost $1,336,233,459)-99.4% (d)                                                                $1,479,617,664
    Foreign Currencies (Cost $5,092,823)-.3% (d)                                                                          5,070,077
    Other assets in excess of other liabilities-.3%                                                                       3,795,512
                                                                                                                     --------------

    Total Net Assets--100%                                                                                           $1,488,483,253
                                                                                                                     ==============

-----------------------------------------------------------
Notes:
(a)  Non-income producing security.
(b)  Represents an American Depositary Receipt.
(c)  Includes portfolio and transaction hedges.
(d) At April 30, 1997, net unrealized appreciation of $143,361,460 for federal income tax purposes consisted of gross unrealized appreciation of $201,449,089 and gross unrealized depreciation of $58,087,629.
(e) See footnote number five to the financial statements regarding transactions in securities of affiliated issuers.

See accompanying notes to financial statements.

30   THE OAKMARK INTERNATIONAL FUND

The Oakmark Int'l Small Cap Fund
       Report from David G. Herro and Michael J. Welsh, Portfolio Managers


                             [PHOTOS APPEAR HERE]


The value of a $10,000 investment in The Oakmark International Small Cap Fund from its inception (11/1/95) to present (4/30/97) as compared to the Morgan Stanley World ex U.S. index


                             [GRAPH APPEARS HERE]

                   The Oakmark International                     M.S. World ex
                      Small Cap Fund $12,152                U.S. Index $11,310
                   -------------------------                ------------------
10/95                                $10,000                           $10,000
1/96                                  10,530                            10,747
4/96                                  11,340                            11,331
7/96                                  11,040                            10,858
10/96                                 11,410                            11,120
1/97                                  12,142                            11,062
4/97                                  12,152                            11,310


4/30/97 NAV $11.70


                                                                          Average Annual Total Return*
                                                                                Through 4/30/97
                                                                          ----------------------------
                                                       Total Return              From Inception
                                                        Last 3 mos.                 11/1/95
------------------------------------------------------------------------------------------------------
The Oakmark Int'l Small Cap Fund                           0.1%                       13.9%
Morgan Stanley World ex U.S. w/inc**                       2.2%                        8.6%
Lipper Analytical International Fund Average**             2.8%                       14.5%
Micropal Int'l Small Co Fund Index                        -0.1%                       11.8%

* Total return includes change in share prices and in each case includes reinvestment of any dividends, interest and capital gain distributions.

** Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Lipper International Fund Average includes 106 mutual funds that invest in securities whose primary markets are outside the United States. The Micropal Int'l Small Co Fund Index sector average is an unweighted index comprised of all funds within the International Small Company Fund sector. Past performance is no guarantee of future results.


Fellow Shareholders:

We are pleased to announce that Michael Welsh, co-portfolio manager of The Oakmark International Fund, has succeeded Adam Schor as the co-manager of this Fund. This coincides with Adam's leaving Harris Associates to pursue new opportunities. We want to thank Adam for his valuable contribution to The Oakmark Family of Funds.

Since your Fund's inception, it has returned on an annualized basis 13.9%. This quarter, your Fund was up 0.1% as compared to 2.2% for the Morgan Stanley World ex U.S. and 2.8% for the Lipper Analytical International Fund Index.

We're happy with the record of this Fund. But, this year, some shareholders have asked us why it is lagging The Oakmark International Fund.

There is no one answer. Each Fund invests in different types of stocks. This Fund focuses on small companies while Oakmark International tends to buy medium and large-sized firms. Recently, larger international companies have performed better than the smaller names. This happens from time to time, and we don't get concerned about any short-term deviation in performance. The season is young and both Funds have good stocks. (We introduce a new one below.)

As we have said before, our portfolio of small companies consists of well managed businesses at unbelievable prices. As more capital goes overseas and stock investing becomes more global, these values will not remain undiscovered.

Small companies in general can be great opportunities. Being small makes



                                    THE OAKMARK INTERNATIONAL SMALL CAP FUND  31
growth easier. Sometimes it takes just one new contract for a small company to dramatically increase sales and profits. Small firms are often more flexible and so can act more quickly than their larger counterparts. They can be more innovative and nimble and can take advantage of niches. They can be more responsive to changing customer needs or market conditions. Sometimes the best industry for a small firm is one with a few large established players. These behemoths are often predictable, slow to react and too fixed in tradition to recognize a new competitor.

We believe in the fundamentals of our firms and certainly the values. Over time, that's all that matters. We are confident that our portfolio of stocks will produce the returns they should.

Let's look at a new addition to our portfolio.

One of our largest positions is Enix, a major developer of game software in Japan. Enix offers everything we like to see before investing in a company. We often mention our difficulty in finding appropriate investment opportunities in Japan. Here's an exception and an example of how we focus on companies, not countries.

Management runs the business well. Enix is one of Nintendo's most important software suppliers, giving Enix the chance for good profitability on titles. The company recently increased its revenue potential by developing software for Sony PlayStation, the game platform with the largest installed base in Japan. Enix's entertainment publishing business also provides high returns and diminishes somewhat the cyclical nature of the game software business.

Management focuses on increasing the equity value of the firm. Enix's management spends money wisely and focuses on return on capital. Part of the reason for this focus is that company president and founder Yasuhiro Fukushima and his family own more than 60% of the firm. After Japanese regulations changed, Enix was one of the first companies to announce a buy back program.

The underlying business is highly cash generative. Software development and publishing produce excellent free cash flow. The revenues of the game business are cyclical because of the delays between new game introductions, yet Enix's flexible cost structure (and its other publishing businesses) allows it to generate excess cash even in the tough years.

Enix's stock is cheap. We calculate that we're paying less than five times normal operating profit and less than one times revenue for a high return business whose managers are on our side. A cheap price. Despite using some cash to buy back six percent of its shares, Enix still has one-third of its market capitalization as cash in the bank.



/s/ David G. Herro

David G. Herro

Portfolio Manager
72242.772@compuserve.com


/s/ Michael J. Welsh

Michael J. Welsh
Co-Portfolio Manager
102521.2142@compuserve.com



32  THE OAKMARK INTERNATIONAL SMALL CAP FUND

The Oakmark Int'l Small Cap Fund

                 International Diversification--April 30, 1997




                           [PIE CHART APPEARS HERE]


                                  Pacific Rim
                                    Europe
                                 Latin America
                                Other Countries


                         % of Fund                                    % of Fund
                        Net Assets                                   Net Assets
----------------------------------      ---------------------------------------
[_] Europe                   31.7%      [_] Pacific Rim                   49.0%
    Great Britain             9.1%          Hong Kong                     11.7%
    Ireland                   5.4%          New Zealand                    8.5%
    France                    5.0%          Indonesia                      7.7%
    Germany                   4.6%          Australia                      6.6%
    Netherlands               2.5%          Japan                          6.3%
    Italy                     2.3%          Korea                          5.5%
    Spain                     2.3%          Singapore                      1.2%
    Turkey                    0.4%          Philippines                    1.2%
    Austria                   0.1%          Thailand                       0.3%


[_] Latin America             2.9%      [_] Other Countries                7.5%
    Mexico                    2.9%          Israel                         5.4%
                                            Canada                         1.7%
                                            India                          0.4%






                                    The Oakmark International Small Cap Fund  33

The Oakmark Int'l Small Cap Fund

              Schedule of Investments--April 30, 1997 (Unaudited)

                                                 Description                                Shares Held          Market Value
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks--91.1%

Consumer Non-Durables--5.3%
 PT Polysindo Eka Perkasa                        Integrated Textile Manufacturer
   (Indonesia)                                                                                2,652,000          $ 1,473,333
 Designer Textiles (NZ) Limited                  Manufactures Knit Fabrics
   (New Zealand) (e)                                                                          2,835,000            1,277,470
 Altinyildiz Mensucat ve                         Textile Manufacturer
   Konfeksiyon Fabrikalari A.S.
   (Turkey)                                                                                   1,800,000              242,292
                                                                                                                 -----------
                                                                                                                   2,993,095
Food & Beverage--8.9%
 Grupo Herdez S.A., Class B                      Manufacturer and Distributor
   (Mexico)                                      of Bottled and Canned Food                   4,024,000          $ 1,671,075
 Taittinger (France)                             Producer of Wine & Spirits                       4,533            1,596,821
 DB Group Ltd. (New Zealand)                     Producer of Beer, Wine, & Liquor               483,750              754,550
 Alaska Milk Corporation                         Milk Producer
   (Philippines), (a)                                                                         7,200,000              649,829
 Chosun Brewery Company                          Korean Brewer
   (Korea)                                                                                       14,410              379,636
                                                                                                                 -----------
                                                                                                                   5,051,911
Household Products--7.1%
 Enix Corporation (Japan)                        Entertainment Software                         115,100          $ 2,203,435
 WMF (Germany)                                   Tableware and Kitchenware                       10,000            1,674,558
 N. V. Koninklijke Sphinx                        Bathroom Products
   Gustavsberg (Netherlands), (a)                                                                15,159              146,276
                                                                                                                 -----------
                                                                                                                   4,024,269
Retail--0.6%
 Daimon (Japan)                                  Liquor Retailer & Distributor                   49,200          $   354,654

Other Consumer Goods & Services--11.7%
 Vardon plc (Great Britain)                      Bingo Clubs                                    915,000          $ 1,853,728
 Innovative International                        Auto Parts & Equipment
   Holdings (Hong Kong)                                                                       3,530,000            1,526,560
 PT Steady Safe (Indonesia)                      Transportation                               1,374,500            1,343,390
 Fyffes plc (Ireland)                            Distributor of Fresh Fruit,
                                                 Flowers and Produce in Europe                  678,133              967,017
 CeWe Color Holding AG                           Photo Equipment & Supplies
   (Germany)                                                                                      4,100              944,624
                                                                                                                 -----------
                                                                                                                   6,635,319
Telecommunications--2.5%
 Tadiran Ltd. (Israel), (a)                      Telecommunication Equipment                     53,984          $ 1,421,570

Banks--1.9%
 Anglo Irish Bank Corporation                    Irish Bank
   plc (Ireland)                                                                                860,000          $ 1,071,450


See accompanying notes to financial statements.


34  The Oakmark International Small Cap Fund

The Oakmark Int'l Small Cap Fund
Schedule of Investments--April 30, 1997 (Unaudited) cont.


                                                  Description                                    Shares Held           Market Value
------------------------------------------------------------------------------------------------------------------------------------

Common Stocks--91.1% (cont.)

Other Financial-6.1%
  JCG Holdings Ltd.                               Investment Holding Company
    (Hong Kong)                                                                                   2,704,000           $    2,164,178
  Lambert Fenchurch Group plc                     Insurance Broker
    (Great Britain)                                                                                 695,000                1,244,692
  HIH Winterhur International                     Insurance and Reinsurance Broker
    Holdings Ltd. (Australia)                                                                         9,243                   21,552
                                                                                                                      --------------
                                                                                                                           3,430,422
Computer Systems-2.4%
  Solution 6 Holdings Ld.                         Design Computer Systems/
    (Australia), (a) (e)                          Consultants                                     3,437,500           $    1,340,365


Marketing Services-3.6%
  Cordiant plc, (Great Britain) (a)               Global Advertising Agency                         970,000           $    2,043,760


Broadcasting & Publishing-4.7%
  Woong Jin Publishing Company                    Publisher
    (Korea)                                                                                          23,736           $    1,543,372
  Moffat Communications                           Owner and Operator of Television
    Limited (Canada)                              Stations and Cable Systems                         45,500                  700,250
  Zee Telefilms Ltd. (India)                      Broadcasting & TV                                  85,900                  223,429
  Matichon Public Company                         Newspaper Publisher
    Limited (Thailand)                                                                               70,400                  194,040
                                                                                                                      --------------
                                                                                                                           2,661,091
Chemicals-2.3%
  European Vinyls Corporation                     Western European PVC
    International N.V.                            Manufacturer
    (Netherlands)                                                                                    44,600           $    1,277,360

Components-5.9%
  Tower Semiconductor Ltd.                        Semiconductors
    (Israel), (a) (b)                                                                               132,300           $    1,653,750
  Barlo Group plc, (Ireland)                      Manufacturer of Radiators
                                                  and Industrial Plastics                         1,605,000                1,011,858
  Pentex-Schweizer Circuits Ltd.                  Manufacturer and Marketer
    (Singapore)                                   of Printed Circuit Boards                         546,000                  675,192
                                                                                                                      --------------
                                                                                                                           3,340,800
Forestry Products-3.2%
  Asia Pulp & Paper Company Ltd.                  Paper & Packaging
    (Indonesia), (a) (b)                          Products in Asia                                  114,000           $    1,524,750
  Harmac Pacific, Inc.                            Pulp Producer
    (Canada), (a)                                                                                    25,700                  255,712
                                                                                                                      --------------
                                                                                                                           1,780,462

See accompanying notes to financial statements.

                                   The Oakmark International Small Cap Fund   35

The Oakmark Int'l Small Cap Fund
Schedule of Investments--April 30, 1997 (Unaudited) cont.


                                                  Description                                    Shares Held           Market Value
------------------------------------------------------------------------------------------------------------------------------------

Common Stocks--91.1% (cont.)

Machinery & Metal Processing-1.3%
  Steel & Tube Holdings Ltd.                      Produces and Distributes Steel
    (New Zealand)                                                                                   150,500           $      751,196

Mining And Building Materials-5.7%
  Uralita, SA (Spain)                             Manufacturers of Building
                                                  Products and Chemicals                            153,100           $    1,272,299
  Asia Cement Manufacturing                       Large Cement Manufacturer
    Company Ltd. (Korea)                                                                             36,150                1,175,280
  Parbury Limited (Australia)                     Manufactures Building Products                  1,327,032                  755,466
                                                                                                                      --------------
                                                                                                                           3,203,045
Other Industrial Goods & Services-13.4%
  Sanford Ltd. (New Zealand)                      Owns and Manages Fisheries                      1,030,040           $    2,035,088
  Wattyl Limited, (Australia)                     Paint Company                                     349,091                1,619,817
  Yip's Hang Cheung Ltd.                          Paint Company
    (Hong Kong)                                                                                  12,614,000                1,612,065
  Techtronic Industries Company                   Manufactures Electric Hand Tools
    (Hong Kong)                                                                                   7,740,000                1,308,901
  Fukuda Denshi (Japan)                           Medical Products Manufacturer
                                                  and Distributor                                    52,000                  991,373
  VAE Eisenbahnsysteme AG                         Manufactures Rail-Related Products
    (Austria)                                                                                           400                   38,711
                                                                                                                      --------------
                                                                                                                           7,605,955
Production Equipment-4.5%
  Danieli & Company (Italy)                       Steel Mini-Mills Equipment                        360,300           $    1,296,274
  NSC Groupe (France)                             Manufacturer of Textile Equipment                   9,830                1,242,961
                                                                                                                      --------------
                                                                                                                           2,539,235

  Total Common Stocks (Cost: $50,632,715)                                                                                 51,525,959


See accompanying notes to financial statements.

36    The Oakmark International Small Cap Fund

The Oakmark Int'l Small Cap Fund
  Schedule of Investments--April 30, 1997 (Unaudited) cont.

                                                                      Principal Value  Market Value
---------------------------------------------------------------------------------------------------
Short Term Investments--3.1%
Commercial Paper--2.5%
 American Express Credit Corporation, 5.50-5.53% due 5/7/-6/9/1997            650,000   $   650,000
 Ford Motor Credit Corp., 5.46-5.55% due 5/12-6/6/1997                        500,000       500,000
 General Electric Capital Corporation, 5.45% due 5/5/1997                     250,000       250,000
                                                                                         ----------
                                                                                          1,400,000

Repurchase Agreements--0.6%
State Street Repurchase Agreement, 5.37% due 5/1/1997                         329,000   $   329,000

 Total Repurchase Agreements                                                                329,000

 Total Short Term Investments (Cost: $1,729,000)                                          1,729,000

 Total Investments (Cost: $52,361,715)--94.2% (d)                                        $53,254,959
 Foreign Currencies (Proceeds: $297,574)--.5% (d)                                            296,653
 Other assets in excess of other liabilities--5.3%                                         3,008,446
                                                                                         -----------

 Total Net Assets--100%                                                                  $56,560,058
                                                                                         ===========

----------------------------------------------
Notes:
(a)  Non-income producing security.
(b)  Represents an American Depositary Receipt.
(c)  Includes transaction hedges.
(d) At April 30, 1997, net unrealized appreciation of $892,323 for federal income tax purposes consisted of gross unrealized appreciation of $5,191,641 and gross depreciation of $4,299,318.
(e) See footnote number five to the financial statements regarding transactions in securities of affiliated issuers.

See accompanying notes to financial statements.

                                   The Oakmark International Small Cap Fund   37

The Oakmark Family of Funds
       Statement of Assets and Liabilities--April 30,1997 (Unaudited)

                                                                 The Oakmark                             The Oakmark
                                                                     Fund                                   Select
                                                                                                             Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value                                   $4,884,556,589   (cost:$3,665,076,314)   $ 195,449,456  (cost: $198,750,947)
Cash                                                         2,361,753                                     875
Foreign currency, at value                                     477,899        (cost: $482,705)               0
Receivable for:
      Forward foreign currency contracts                             0                                       0
      Securities sold                                        8,647,936                                       0
      Fund shares sold                                      16,327,079                               3,020,893
      Dividends and interest                                 8,133,924                                 105,907
      Expense reimbursement                                          0                                       0
                                                        --------------                           -------------
Total receivables                                           33,108,939                               3,126,800
Other assets                                                         0                                  37,440
                                                        --------------                           -------------
      Total assets                                      $4,920,505,180                           $ 198,614,571
                                                        ==============                           =============

Liabilities and Net Assets
Payable for:
      Securities purchased                                  18,377,253                                 498,999
      Fund shares redeemed                                   2,222,471                                 146,228
      Due to adviser                                         3,728,789                                 167,061
      Forward foreign currency contracts                             0                                       0
      Other                                                  1,168,590                                 199,595
                                                        --------------                           -------------
Total liabilities                                           25,497,103                               1,011,883
                                                        --------------                           -------------
Net assets applicable to fund shares outstanding        $4,895,008,077                           $ 197,602,688
                                                        ==============                           =============
Fund shares outstanding                                    139,781,152                              16,135,055
                                                        ==============                           =============

Pricing of Shares
Net asset value per share                               $        35.02                           $       12.25
                                                        ==============                           =============
Analysis of Net Assets
Paid in capital                                         $3,499,224,395                           $ 195,473,640
Accumulated undistributed net realized gain
on sale of investments, forward contracts and
  foreign currency exchange transactions                   156,941,679                               5,633,992
Net unrealized appreciation/depreciation of investments  1,219,475,468                              (3,301,491)
Net unrealized appreciation of foreign currency
  portfolio hedges                                                   0                                       0
Net unrealized appreciation--other                                   0                                       0
Accumulated undistributed net investment
  income (loss)                                             19,366,535                                (203,453)
                                                        --------------                           -------------
Net assets applicable to Fund shares outstanding        $4,895,008,077                           $ 197,602,688
                                                        ==============                           =============


38  The Oakmark Family of Funds


The Oakmark                                 The Oakmark                                The Oakmark
 Small Cap                                   Balanced                                  International
   Fund                                        Fund                                        Fund
----------------------------------------------------------------------------------------------------------------------------
$622,021,050 (cost: $587,302,264)           $20,314,826 (cost: $18,398,120)            $1,479,617,664 (cost: $1,336,233,459)
         863                                        390                                           154
           0                                          0                                     5,070,077     (cost: $5,092,823)

           0                                          0                                    13,349,190
      17,424                                          0                                     7,135,027
   8,075,394                                     75,950                                    10,923,306
     361,542                                    139,364                                     7,414,915
           0                                      6,100                                             0
------------                                -----------                                --------------
   8,454,360                                    221,414                                    38,822,438
       5,103                                      5,103                                         3,688
------------                                -----------                                --------------
$630,481,376                                $20,541,733                                $1,523,514,021
============                                ===========                                ==============

   6,219,520                                    325,068                                    31,620,184
     465,065                                      1,481                                       771,488
     656,983                                     12,833                                     1,172,172
           0                                          0                                       124,591
     299,409                                     38,066                                     1,342,333
------------                                -----------                                --------------
   7,640,977                                    377,448                                    35,030,768
------------                                -----------                                --------------
$622,840,399                                $20,164,285                                $1,488,483,253
============                                ===========                                ==============
  41,063,312                                  1,658,346                                    87,278,812
============                                ===========                                ==============

$      15.17                                $     12.16                                $        17.05
============                                ===========                                ==============

$570,738,711                                $17,891,490                                $1,224,972,152

  18,268,189                                    132,261                                    60,388,114
  34,718,786                                  1,916,705                                   143,361,460

           0                                          0                                    13,291,009
           0                                          0                                      (138,008)

    (885,287)                                   223,829                                    46,608,526
------------                                -----------                                --------------
$622,840,399                                $20,164,285                                $1,488,483,253
============                                ===========                                ==============

  The Oakmark
Int'l Small Cap
     Fund
--------------------------------

 $53,254,959 (cost: $52,361,715)
         385
     296,653    (cost: $297,574)

         303
   3,430,390
     390,018
      75,085
           0
 -----------
   3,895,796
       5,103
 -----------
 $57,452,896
 ===========

     740,059
      16,483
      57,356
       2,001
      76,939
 -----------
     892,838
 -----------
 $56,560,058
 ===========
   4,833,387
 ===========

 $     11.70

 $53,685,530

   1,992,796
     892,323

           0
      (4,417)

      (6,174)
 -----------
 $56,560,058
 ===========

See accompanying notes to financial statements
                                                 The Oakmark Family of Funds  39

The Oakmark Family of Funds

              Statement of Operations--April 30, 1997 (Unaudited)


                                                         The Oakmark    The Oakmark
                                                             Fund          Select
                                                                            Fund
------------------------------------------------------------------------------------
Investment Income:
 Dividends                                               $ 38,786,131   $   337,622
 Interest Income                                           10,996,923       197,112
 Securities lending income                                          0         4,001
 Foreign taxes withheld                                      (106,561)            0
                                                         ------------   -----------
   Total investment income                                 49,676,493       538,735

Expenses:
 Investment advisory fee                                   21,119,623       447,345
 Transfer and dividend disbursing agent fees                1,579,924        75,989
 Reports to shareholders                                      391,379         5,504
 Custodian and accounting fees                                256,285        18,385
 Registration and blue sky expenses                           184,360       130,657
 Legal fees                                                    23,007         8,940
 Audit fees                                                     8,437         9,804
 Trustees fees                                                 53,513         9,702
 Amortization of organization cost                                  0           354
 Other                                                        666,240        36,268
                                                         ------------   -----------
   Total expenses                                          24,282,768       742,948
   Expense offset arrangements                                (11,354)         (760)
   Expense reimbursement                                            0             0
                                                         ------------   -----------
   Net expenses                                            24,271,414       742,188
                                                         ------------   -----------

Net investment income (loss)                               25,405,079      (203,453)

Net realized and unrealized gain (loss) on
 investments and foreign currency transactions:
 Net realized gain on investments                         156,689,717     5,633,992
 Net realized gain (loss) on foreign currency
   transactions                                                 2,143             0
 Net change in unrealized appreciation (depreciation)
   of investments and foreign currencies                  430,927,806    (3,301,491)
 Net change in appreciation of forward currency
   exchange contracts                                               0             0
 Net change in appreciation (depreciation)--other                   0             0

Net realized and unrealized gain on investments
  and foreign currency transactions                       587,619,666     2,332,501
                                                         ------------   -----------

Net increase in net assets resulting from operations     $613,024,745    $2,129,048
                                                         ============    ==========



40  The Oakmark Family of Funds


     The Oakmark    The Oakmark       The Oakmark       The Oakmark
      Small Cap      Balanced        International    Int'l Small Cap
        Fund           Fund              Fund              Fund
-----------------------------------------------------------------------

    $ 1,620,777    $  139,463       $ 20,403,305        $  580,566
        845,849       230,271          1,927,671            56,964
         45,224         3,690            506,988            14,607
              0             0         (1,859,189)          (50,505)
    -----------    ----------       ------------        ----------
      2,511,850       373,424         20,978,775           601,632


      2,509,799        61,548          6,324,716           300,539
        205,210        26,328            485,088            45,134
         39,537         1,688            158,074             7,177
         51,046        20,265            736,644            67,556
        169,329        21,358             59,888            24,017
          7,805         4,879              8,454             4,941
          8,194         8,937             12,394            11,373
         16,286        12,403             23,147            12,871
            722           722              4,706               722
        122,795         2,363            284,263             9,685
    -----------    ----------       ------------        ----------
      3,130,723       160,491          8,097,374           484,015
         (9,785)         (135)            (3,479)             (325)
              0       (33,700)                 0                 0
    -----------    ----------       ------------        ----------
      3,120,938       126,656          8,093,895           483,690
    -----------    ----------       ------------        ----------

       (609,088)      246,768         12,884,880           117,942

     18,511,480       132,510         86,831,881         2,062,598

              0             0          7,458,175           (44,245)

     14,616,034     1,012,987         60,028,246           595,930

              0             0         16,187,497                 0
              0             0             56,122            (2,629)


     33,127,514     1,145,497        170,561,921         2,611,654
    -----------    ----------       ------------        ----------


    $32,518,426    $1,392,265       $183,446,801        $2,729,596
    ===========    ==========       ============        ==========


See accompanying notes to financial statements.


                                                The Oakmark Family of Funds  41

THE OAKMARK FAMILY OF FUNDS
       Statement of Changes in Net Assets--April 30, 1997

                                                                       The Oakmark Fund

                                                            Period Ended               Year Ended
                                                           April 30, 1997           October 31, 1996
                                                            (Unaudited)
----------------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                   $   25,405,079            $    41,568,343
  Net realized gain on sale of investments                   156,689,717                226,166,113
  Net realized gain (loss) on foreign currency
   transactions                                                    2,143                    (12,777)
  Net change in unrealized appreciation                      430,927,806                290,431,755
                                                          --------------            ---------------
  Net increase in net assets from operations                 613,024,745                558,153,434

From distributions to shareholders:
  Net investment income (per share $.3441 in
    Fiscal Year 1997 and $.2841 in Fiscal Year 1996)         (41,659,891)               (29,455,748)
  Net realized short-term gain (per share $.1152 in
    Fiscal Year 1997 and $.042 in Fiscal Year 1996)          (13,947,126)                (4,354,309)
  Net realized long-term gain (per share $1.7514 in
    Fiscal Year 1997 and $.7987 in Fiscal Year 1996)        (212,039,549)               (82,805,333)
                                                          --------------            ---------------
  Total distributions to shareholders                       (267,646,566)              (116,615,390)

From Fund share transactions:
  Proceeds from shares sold                                  902,938,915              1,810,842,079
  Reinvestment of dividends and capital gains
    distributions                                            256,259,031                110,976,647
  Payments for shares redeemed                              (543,503,708)            (1,256,490,130)
                                                          --------------            ---------------

  Net increase in net assets from Fund share
    transactions                                             615,694,238                665,328,596
                                                          --------------            ---------------

Total increase in net assets                                 961,072,417              1,106,866,640
Net assets:
  Beginning of period                                      3,933,935,660              2,827,069,020
                                                          --------------            ---------------
  End of period (including undistributed net
    investment income of $19,366,535 for 1997
    and $35,496,292 for 1996)                             $4,895,008,077            $ 3,933,935,660
                                                          ==============            ===============

See accompanying notes to financial statements.

42  The Oakmark Family Of Funds

                                                         The Oakmark
                                                         Select Fund

                                                         Period Ended
                                                        April 30, 1997
                                                          (Unaudited)
-------------------------------------------------------------------------
From Operations:
 Net investment income (loss)                           $    (203,453)
 Net realized gain on sale of investments                   5,633,992
 Net change in unrealized appreciation                     (3,301,491)
                                                        -------------
 Net increase in net assets from operations                 2,129,048

From distributions to shareholders:
 Net investment income                                              0
 Net realized short-term gain                                       0
 Net realized long-term gain                                        0
                                                        -------------
 Total distributions to shareholders                                0

From Fund share transactions:
 Proceeds from shares sold                                255,598,337
 Reinvestment of dividends and capital gains
  distributions                                                     0
 Payments for shares redeemed                             (60,124,697)
                                                        -------------
 Net increase in net assets from Fund share
  transactions                                            195,473,640
                                                        -------------

Total increase in net assets                              197,602,688
Net assets:
 Beginning of period                                                0
                                                        -------------
 End of period (including undistributed net invest-
  ment loss of $203,453)                                $ 197,602,688
                                                        =============



See accompanying notes to financial statements.

                                                 The Oakmark Family Of Funds  43

The Oakmark Family Of Funds
       Statement of Changes in Net Assets--April 30, 1997 (Continued)

                                                                           The Oakmark
                                                                          Small Cap Fund
                                                                 Period Ended         Year Ended
                                                                April 30, 1997     October 31, 1996
                                                                 (Unaudited)
------------------------------------------------------------------------------------------------------
From Operations:
 Net investment loss                                            $    (609,088)       $   (276,200)
 Net realized gain (loss) on sale of investments                   18,511,480            (243,291)
 Net realized gain (loss) on foreign currency
  transactions                                                              0                   0
 Net change in unrealized appreciation                             14,616,034          20,102,753
                                                                -------------        ------------
 Net increase in net assets from operations                        32,518,426          19,583,262


From distributions to shareholders:
 Net investment income                                                      0                   0
 Net realized short-term gain                                               0                   0
 Net realized long-term gain                                                0                   0
                                                                -------------        ------------
 Total distributions to shareholders                                        0                   0


From Fund share transactions:
 Proceeds from shares sold                                        568,723,911         224,762,208
 Reinvestment of dividends and capital gains
  distributions                                                             0                   0
 Payments for shares redeemed, net of fees                       (196,822,345)        (25,925,063)
                                                                -------------        ------------
 Net increase in net assets from Fund share
  transactions                                                    371,901,566         198,837,145
                                                                -------------        ------------

Total increase in net assets                                      404,419,992         218,420,407
Net assets:
 Beginning of period                                              218,420,407                   0
                                                                -------------        ------------
 End of period (including undistributed net invest-
  ment loss of $885,287 for 1997 and $276,200
  for 1996)                                                     $ 622,840,399       $ 218,420,407
                                                                =============       =============


See accompanying notes to financial statements.

44 The Oakmark Family Of Funds


                                                                      The Oakmark
                                                                     Balanced Fund

                                                          Period Ended            Year Ended
                                                         April 30, 1997         October 31, 1996
                                                           (Unaudited)
---------------------------------------------------------------------------------------------------
From Operations:
 Net investment income                                    $   246,768             $   125,528
 Net realized gain on sale of investments                     132,510                 161,939
 Net realized gain (loss) on foreign currency
  transactions                                                      0                       0
 Net change in unrealized appreciation                      1,012,987                 903,718
                                                          -----------              ----------
 Net increase in net assets from operations                 1,392,265               1,191,185

From distributions to shareholders:
 Net investment income (per share $.1202 in
  Fiscal Year 1997)                                        (1,148,467)                      0
 Net realized short-term gain (per share $.1311 in
  Fiscal Year 1997)                                          (162,188)                      0
 Net realized long-term gain                                        0                       0
                                                          -----------              ----------
 Total distributions to shareholders                         (310,655)                      0

From Fund share transactions:
 Proceeds from shares sold                                 10,588,780              15,231,573
 Reinvestment of dividends and capital gains
  distributions                                               288,062                       0
 Payments for shares redeemed, net of fees                 (5,593,093)             (2,623,832)
                                                          -----------              ----------
 Net increase in net assets from Fund share
  transactions                                              5,283,749              12,607,741
                                                          -----------              ----------
Total increase in net assets                                6,365,359              13,798,926
Net assets:
 Beginning of period                                       13,798,925                       0
                                                          -----------              ----------
 End of period (including undistributed net invest-
  ment income of $233,829 for 1997 and $125,528
  for 1996)                                               $20,164,285             $13,798,926
                                                          ===========             ===========

See accompanying notes to financial statements.

                                                 The Oakmark Family Of Funds  45

The Oakmark Family of Funds


                                                                             The Oakmark
                                                                            International
                                                                                Fund

                                                                 Period Ended            Year Ended
                                                                 April 30, 1997        October 31, 1996
                                                                  (Unaudited)
---------------------------------------------------------------------------------------------------------
From Operations:
 Net investment income                                           $   12,884,880         $   14,823,124
 Net realized gain on sale of investments                            86,831,881              2,806,950
 Net realized gain (loss) on foreign currency
  transactions                                                        7,458,175             (1,017,660)
 Net change in unrealized appreciation
  of investments                                                     60,028,246            176,382,416
 Net change in unrealized appreciation
  of forward currency exchange contracts                             16,187,497              5,165,941
 Net change in unrealized appreciation--other                            56,122               (363,425)
                                                                 --------------         --------------
 Net increase in net assets from operations                         183,446,801            197,797,346


From distributions to shareholders:
 Net investment income (per share $1.1617 in Fiscal Year 1997)      (12,477,926)                     0
 Net realized short-term gain (per share $.0000
  in Fiscal Year 1997 and $.5020 in Fiscal Year 1996)                         0            (29,886,815)
 Net realized long-term gain (per share $.0000
  in Fiscal Year 1996 and $.5413 in Fiscal Year 1996)                         0            (32,229,556)
 Total distributions to shareholders                                (12,477,926)           (62,116,371)
                                                                 --------------         --------------
From Fund share transactions:
 Proceeds from shares sold                                          325,777,624            563,952,538
 Reinvestment of dividends and capital gains
  distributions                                                      11,889,126             57,852,161
 Payments for shares redeemed                                      (192,919,566)          (404,450,022)
                                                                 --------------         --------------
 Net increase in net assets from Fund share
  transactions                                                      144,747,184            217,354,677
                                                                 --------------         --------------
Total increase in net assets                                        315,716,059         $  353,035,652
Net assets:
 Beginning of period                                             $1,172,767,194         $  819,731,542
                                                                 --------------         --------------
 End of period (including undistributed net
  investment income of $46,608,526 for 1997 and
  $46,201,571 for 1996)                                          $1,488,483,253         $1,172,767,194
                                                                 ==============         ==============

See accompanying notes to financial statements.

46  The Oakmark Family Of Funds

                                                                               The Oakmark
                                                                              International
                                                                             Small Cap Fund

                                                                     Period Ended          Year Ended
                                                                    April 30, 1997      October 31, 1996
                                                                      (Unaudited)
--------------------------------------------------------------------------------------------------------
From Operations:
 Net investment income                                                $   117,942          $    155,101
 Net realized gain on sale of investments                               2,062,598             1,284,213
 Net realized loss on foreign currency
  transactions                                                            (44,245)              (35,656)
 Net change in unrealized appreciation
  of investments and foreign currencies                                   595,930               296,393
 Net change in unrealized appreciation
  of forward currency exchange contracts                                        0                     0
 Net change in unrealized appreciation (depreciation)
  --other                                                                  (2,629)               (1,789)
                                                                      -----------          ------------
 Net increase in net assets resulting
  from operations                                                       2,729,596             1,709,263

From distributions to shareholders:
 Net investment income ($.08 in fiscal year ended 1997)                  (279,216)                    0
 Net realized short-term gain ($.36 in fiscal year ended 1997)         (1,285,114)                    0
 Net realized long-term gain                                                    0                     0
                                                                      -----------          ------------
 Total distributions to shareholders                                   (1,564,330)                    0

From Fund share transactions:
 Proceeds from shares sold                                             27,618,561            43,181,467
 Reinvestment of dividends                                              1,523,967                     0
 Payments for shares redeemed, net of fees                            (13,499,777)           (5,138,689)
                                                                      -----------          ------------
 Net increase in net assets from Fund share
  transactions                                                         15,642,751            38,042,778
                                                                      -----------          ------------

Total increase in net assets                                           16,808,017            39,752,041
Net assets:
 Beginning of period                                                 $ 39,752,041          $          0
                                                                     ============          ============

 End of period (Including undistributed net investment income
  (loss) of ($6,174) in 1997 and $155,101 in 1996)                   $ 56,560,058          $ 39,752,041
                                                                     ============          ============

See accompanying notes to financial statements.
                                                  The Oakmark Family Of Funds 47

The Oakmark Family of Funds

       Notes to Financial Statements

1. Significant Accounting Policies
The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Balanced Fund ("Balanced"), The Oakmark
International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of the Harris Associates Investment Trust (a Massachusetts business trust). The International Small Cap Fund was named The Oakmark International Emerging Value Fund prior to March 1, 1997. These accounting policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Security valuation--
Investments are stated at current value. Securities traded on securities exchanges and securities traded on the NASDAQ National Market are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Over-the-counter securities not so traded are valued at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available are valued at a fair value as determined by the Trustees.

Foreign currency translations--
Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At April 30, 1997, only the International and Int'l Small Cap Funds had foreign currency transactions. Net unrealized depreciation--other includes the following components:

                                                                   Int'l Small
                                               International           Cap
-------------------------------------------------------------------------------
Unrealized depreciation on dividends
  and dividend reclaims receivable             $(113,606)            $ (2,387)
Unrealized appreciation (depreciation)
  on open securities purchases and sales          29,307                 (368)
Unrealized depreciation on transaction
  hedge purchases and sales                      (66,410)              (1,697)
Other--net                                        12,701                   35
                                               ---------             --------
 Net Unrealized Depreciation--Other            $(138,008)            $ (4,417)
-------------------------------------------------------------------------------

Security transactions and investment income--
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Forward foreign currency contracts--
At April 30, 1997, International and Int'l Small Cap had entered into forward foreign currency contracts under which it is obligated to exchange currencies at specified future dates. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

48 The Oakmark Family of Funds

The International Fund had the following outstanding contracts at April 30, 1997:

Portfolio Hedges:
                                                                          Unrealized
                                                                         Appreciation
US Dollars                                          Settlement         (Depreciation) at
Purchased        Foreign Currency Sold                 Date             April 30, 1997
----------------------------------------------------------------------------------------
$ 8,697,411      50,525,000 French Francs         May 1997             $1,302,589
  7,500,000      4,576,938 Pounds Sterling        May 1997                 82,802
 15,030,417      9,217,157 Pounds Sterling        May 1997                (30,417)
 15,260,430      9,400,000 Pounds Sterling        July 1997                48,868
 20,673,886      12,738,854 Pounds Sterling       September 1997           81,147
 30,000,000      18,426,387 Pounds Sterling       October 1997            224,360
 20,000,000      12,383,901 Pounds Sterling       November 1997            (8,338)
 14,977,879      9,217,156 Pounds Sterling        November 1997            85,965
 10,000,000      65,855,000 Swedish Krona         May 1997              1,602,577
 11,718,088      78,810,000 Swedish Krona         June 1997             1,657,959
 29,355,683      198,987,500 Swedish Krona        June 1997             3,937,165
 16,436,840      113,595,000 Swedish Krona        July 1997             1,910,627
 12,604,294      18,490,500 Swiss Francs          May 1997              2,395,705
                                                                       ----------
                                                                       13,291,009
                                                                       ==========

Transaction Hedges:     Foreign Currency Purchases
                                                                          Unrealized
                                                                         Appreciation
US Dollars                                        Settlement           (Depreciation) at
  Sold           Foreign Currency Purchased          Date               April 30, 1997
---------------------------------------------------------------------------------------
$ 1,184,042      6,841,393 French Francs          May 1997             $  (11,868)
    813,375      4,727,741 French Francs          May 1997                 (3,345)
    724,986      4,217,603 French Francs          May 1997                 (2,360)
  4,062,526      2,497,864 Pounds Sterling        May 1997                (14,124)
  1,878,783      1,156,744 Pounds Sterling        May 1997                 (3,996)
  1,849,012      1,138,414 Pounds Sterling        May 1997                 (3,933)
  1,182,142      76,980 Pounds Sterling           May 1997                 (3,893)
  1,120,039      688,788 Pounds Sterling          May 1997                 (3,688)
    756,578      463,220 Pounds Sterling          May 1997                 (5,815)
    941,206      579,025 Pounds Sterling          May 1997                 (2,753)
    342,315      2,651,568 Hong Kong Dollar       May 1997                    (22)
  5,222,875      8,932,422,400 Italian Lira       May 1997                 (5,872)
    872,135      109,522,720 Japanese Yen         May 1997                 (9,310)
    401,729      50,939,296 Japanese Yen          May 1997                   (427)
    386,138      48,962,244 Japanese Yen          May 1997                   (411)
    488,013      1,218,569 Malaysian Ringgit      May 1997                 (2,682)
    753,868      1,885,046 Malaysian Ringgit      May 1997                 (3,093)
    528,360      1,324,915 Malaysian Ringgit      May 1997                   (673)
    792,556      1,988,918 Malaysian Ringgit      May 1997                   (410)
    634,754      914,630 New Zealand Dollar       May 1997                   (694)
     32,733      47,275 New Zealand Dollar        May 1997                     40
  1,046,884      1,505,874 New Zealand Dollar     May 1997                 (2,950)
  1,939,700      2,792,945 New Zealand Dollar     May 1997                 (3,517)
                                                                       ----------
                                                                       $  (85,796)
                                                                       ==========

                                                 THE OAKMARK FAMILY OF FUNDS  49

--------------------------------------------------------------------------------

    Foreign Currency Sales
                                                                Unrealized
     US Dollars                                Settlement     Appreciation at
      Purchased  Foreign Currency Sold           Date         April 30, 1997
    --------------------------------------------------------------------------
     $3,089,068  1,899,328 Pounds Sterling        May 1997          $   10,740
      4,065,346  2,502,984 Pounds Sterling        May 1997               8,646
                                                                    ----------
                                                                    $   19,386
                                                                    ==========

    The Int'l Small Cap Fund had the following outstanding transaction hedges on purchases of securities:

    Foreign Currency Purchases
                                                                  Unrealized
    US Dollars                                   Settlement    (Depreciation) at
       Sold        Foreign Currency Purchased       Date        April 30, 1997
    ----------------------------------------------------------------------------
    $ 59,970       76,659 Australian Dollars       May 1997                (189)
      78,589       457,738 French Francs           May 1997                (162)
     355,344       218,519 Pounds Sterling         May 1997              (1,170)
      28,663       3,628,820 Japanese Yen          May 1997                 (75)
     140,781       19,032,186,344 Turkish Lira     May 1997                (405)
                                                                        -------
                                                                        $(2,001)
                                                                        =======

    Foreign Currency Sales
                                                                 Unrealized
    US Dollars                                    Settlement   Appreciation at
    Purchased      Foreign Currency Sold            Date       April 30, 1997
    ----------------------------------------------------------------------------
     $120,662      234,494 Netherlands Guilders    May 1997                 303

At April 30, 1997, International and Int'l Small Cap Funds each had sufficient cash and/or securities to cover any commitments under these contracts.

Federal income taxes, dividends and distributions to shareholders --

No provision is made for Federal income taxes since the Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

2. Transactions with affiliates

Each fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Funds pay the Adviser monthly fees at annual rates as follows: Oakmark pays 1% on the first $2.5 billion of net assets, .95% on the next $1.25 billion of net assets, .90% on the next $1.25 billion of net assets and .85% on the excess of $5 billion of net assets. International pays 1% on the first $2.5 billion of net assets, .95% on the next $2.5 billion of net assets and .90% on the excess of $5 billion of net assets as determined at the end of each calendar month. Select pays 1% of net assets, Small Cap pays 1.25% of net assets, Balanced pays .75% of net assets and Int'l Small Cap pays 1.25% of net assets. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. Effective March 1, 1997, the Adviser has agreed to reimburse the Funds to the extent that annual expenses, excluding certain expenses, exceed 1.5% of total net assets for domestic funds and 2% for international funds. For the six months ended April 30, 1997, the Adviser has waived $33,700 of expenses for Balanced.

In connection with the organization of the Funds, expenses of approximately $146,500 and $47,000 were advanced to Oakmark and International, approximately $7,283 each to Small Cap, Balanced and Int'l Small Cap, and $3,500 to Select by the Adviser. These expenses are being amortized on a straight line basis through September, 1997 for International, October, 2000 for Small Cap, Balanced and Int'l Small Cap, and October, 2001 for Select. Oakmark has fully amortized all organization expenses. Registration expenses of approximately $62,282, $56,751, $56,811 and $56,726 were advanced to Select, Small Cap, Balanced and Int'l Small Cap, respectively, by the Adviser. Registration expenses have been fully amortized for all funds except Select.

50  THE OAKMARK FAMILY OF FUNDS

During the six months ended April 30, 1997, the Funds incurred brokerage commissions of $1,495,863, $408,573, $884,336, $10,489, $2,658,116 and $143,426
of which $489,509, $247,921, $262,533, $7,009, $732, and $732 were paid by
Oakmark, Select, Small Cap, Balanced, International and Int'l Small Cap, respectively, to an affiliate of the Adviser.

3. Fund share transactions
Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect to the following number of shares (in thousands):

                                                Period Ended April 30, 1997
                               -------------------------------------------------------------
                                                                                       Int'l
                                                       Small                           Small
                                Oakmark    Select       Cap     Balanced     Int'l      Cap
--------------------------------------------------------------------------------------------
Shares sold                      26,406     21,077     37,457      882      19,961     2,379
Shares issued in
  reinvestment
  of dividends                    7,958          0          0       25         792       135
Less shares
  redeemed                      (16,035)    (4,942)   (12,948)    (471)    (12,081)   (1,163)
                               --------    --------  --------    -----    --------   -------
Net increase in
  shares outstanding             18,329     16,135     24,509      436       8,672     1,351
                               ========    ========  ========    =====    ========   =======

                                           Year Ended October 31, 1996
                                ---------------------------------------------------
                                                                             Int'l
                                            Small                            Small
                                Oakmark      Cap      Balanced    Int'l       Cap
-----------------------------------------------------------------------------------
Shares sold                      59,070     18,656      1,466     39,590      3,943
Shares issued in reinvest-
  ment of dividends               3,733          0          0      4,757          0
Less shares redeemed            (40,632)    (2,102)      (244)   (28,966)      (460)
                               --------    -------      -----    -------      -----
Net increase in shares
  outstanding                    22,171     16,554      1,222     15,381      3,483
                               ========    =======      =====    =======      =====

4. Investment transactions
Transactions in investment securities (excluding short term securities) were as follows (in thousands):

                                                                                       Int'l
                                                       Small                           Small
                                Oakmark    Select       Cap     Balanced     Int'l      Cap
---------------------------------------------------------------------------------------------
Purchases                      $496,048   $232,982   $442,515   $ 10,976   $477,537   $26,409
Proceeds from
  sales                         574,417     50,286    102,144      7,953    374,109    15,840
---------------------------------------------------------------------------------------------

The market values (in thousands) of securities on loan to broker-dealers at April 30, 1997 are shown below. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Funds receive income from lending securities by investing the collateral and continue to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Funds could incur a loss. The Oakmark Fund does not lend securities.


                                                                                    Int'l
                                                       Small                        Small
                                            Select      Cap     Balanced    Int'l    Cap
------------------------------------------------------------------------------------------
Market Value of
Securities Loaned                          $28,825    $66,833    $1,792  $263,182  $3,822
Collateral
(Cash and U.S. Treasuries)                  29,842     70,331     1,834   276,078   4,008
------------------------------------------------------------------------------------------

5. Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of a Fund's transactions in the securities of these issuers during the six months ended April 30, 1997 is set forth below:

Summary of Transactions with Affiliated Companies
The Oakmark Fund

                            Purchase            Sales      Dividend          Market
Affiliates                    Cost              Cost        Income           Value
--------------------------------------------------------------------------------------
AMBAC Inc.               $         --        $       --    $  724,317   $  142,119,775
ACNielsen Corporation      53,012,045                --            --       71,460,000
The Black & Decker
  Corporation              99,457,501                --     1,327,104      232,731,200
Carson Pirie Scott
  & Co.                            --                --            --       29,750,000
First USA, Inc.                    --                --       851,520      341,495,000
GC Companies, Inc.                 --         3,470,984            --       15,929,625
Polaroid                   47,422,336                --     1,084,380      197,026,400
SPX Corporation             2,541,875                --       184,830       52,871,538
--------------------------------------------------------------------------------------
TOTALS                   $202,433,757        $3,470,984    $4,172,151   $1,083,383,538
--------------------------------------------------------------------------------------


                                                       The Oakmark Family of Funds  51


          ------------------------------------------------------------------

Summary of Transactions with Affiliated Companies
The Oakmark Small Cap Fund

                          Purchase        Sales      Dividend      Market
Affiliates                  Cost          Cost        Income       Value
----------------------------------------------------------------------------
Binks Manufacturing     $  8,186,731   $        --   $          $  8,368,750
Castle & Cooke, Inc.      15,253,217        82,277         --     15,468,750
The Carbide/Graphite
  Group                   11,684,094     1,338,080         --     18,100,000
Chartwell Re
  Corporation              8,318,229     1,612,626     27,000     12,750,000
Duff & Phelps Credit
  Rating Company           1,118,438            --     16,005      7,753,900
Gardner Denver
  Machinery
  Incorporated             8,679,193            --         --     19,337,500
Granite Broadcasting
  Corporation              1,364,703            --         --      5,516,250
Highlands Insurance
  Group, Inc.             14,137,406     1,631,001         --     15,862,500
NVR, Inc.                  9,822,312     1,323,089         --      8,925,000
Northwest Pipe
  Company                  4,900,750            --         --      8,000,000
Pocahontas Federal
  Savings & Loan
  Association                     --            --     60,900      2,485,000
Scotsman Industries,
  Inc.                    17,455,659       234,367     18,298     16,883,550
SPX Corporation           22,712,788     5,209,409    123,500     46,108,963
Titan Exploration, Inc.   22,836,175            --         --     14,673,000
----------------------------------------------------------------------------
TOTALS                  $146,469,695   $11,430,849   $245,703   $200,233,162
----------------------------------------------------------------------------


Summary of Transactions with Affiliated Companies
The Oakmark International Fund

                       Purchase        Sales      Dividend      Market
Affiliates               Cost           Cost       Income       Value
-------------------------------------------------------------------------
BYC Company           $        --    $       --  $   21,901  $  3,781,211
Chargeurs Inter-
  national Sa          11,479,091            --          --    33,644,017
Cordiant plc            6,518,121     4,256,573          --    68,557,946
EVC International
  NV                    5,066,737            --     946,695    33,055,693
Lamex Holdings
  Limited                      --            --     157,892     3,670,174
Varitronix Inter-
  national Holdings
  Limited              12,550,909            --          --    20,880,604
-------------------------------------------------------------------------
TOTALS                $35,614,858    $4,256,573  $1,126,488  $163,589,645
-------------------------------------------------------------------------

Summary of Transactions with Affiliated Companies
The Oakmark International Small Cap Fund

                       Purchase        Sales      Dividend        Market
Affiliates               Cost           Cost       Income         Value
--------------------------------------------------------------------------
Designer Texiltes
  (NZ) Limited        $ 1,705,701   $       --    $      --     $1,277,470
Solution 6 Holdings
Limited                 1,569,845   $       --           --      1,340,365
--------------------------------------------------------------------------
TOTALS                $ 3,275,546   $       --    $      --     $2,617,835
--------------------------------------------------------------------------

52 The Oakmark Familty of Funds

The Oakmark Fund
           Financial Highlights


For a share outstanding throughout each period


                                              Period Ended                         Year Ended                      Period Ended
                                             April 30, 1997     1996       1995       1994       1993     1992   Oct. 31, 1991(a)
------------------------------------------------------------------------------------------------------------------------------------
                                             (Unaudited)
 Net Asset Value, Beginning of Period        $  32.39         $  28.47   $  25.21   $  24.18   $  17.11   $12.10    $10.00
 Income From Investment Operations:
  Net Investment Income (Loss)                   0.19             0.34       0.30       0.27       0.17    (0.03)    (0.01)
  Net Gains or Losses on Securities (both
   realized and unrealized)                      4.65             4.70       4.66       1.76       7.15     5.04      2.11
                                             --------         --------   --------   --------   --------   ------    ------
  Total From Investment Operations:              4.84             5.04       4.96       2.03       7.32     5.01      2.10
                                             --------         --------   --------   --------   --------   ------    ------
 Less Distributions:
  Dividends (from net investment income)        (0.34)           (0.28)     (0.23)     (0.23)     (0.04)      --        --
  Distributions (from capital gains)            (1.87)           (0.84)     (1.47)     (0.77)     (0.21)      --        --
                                             --------         --------   --------   --------   --------   ------    ------
   Total Distributions                          (2.21)           (1.12)     (1.70)     (1.00)     (0.25)      --        --

 Net Asset Value, End of Period              $  35.02         $  32.39   $  28.47   $  25.21   $  24.18   $17.11    $12.10
                                             ========         ========   ========   ========   ========   ======    ======

 Total Return                                   15.54%           18.07%     21.55%      8.77%     43.21%   41.40%    87.10%(d)

 Ratios/Supplemental Data:
  Net Assets, End of Period ($million)       $4,895.0         $3,933.9   $2,827.1   $1,677.3   $1,107.0   $114.7      $4.8
  Ratio of Expenses to Average Net Assets (d)    1.10%            1.18%      1.17%      1.22%      1.32%    1.70%     2.50%(b)
  Ratio of Net Income (Loss) to Average
   Net Assets (d)                                1.15%            1.13%      1.27%      1.19%      0.94%   (0.24%)    (0.66%)(c)
  Portfolio Turnover Rate                        14.4%            23.7%      18.0%      29.3%      18.0%    34.0%       0.0%
  Average Commission Rate Paid               $ 0.0524         $ 0.0530

-----------------------------------------------------------
(a) From August 5, 1991, the date on which Fund shares were first offered for sale to the public.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this annualized ratio would have been 4.92% for the period.
(c)  Computed giving effect to the Adviser's expense limitation undertaking.
(d)  Data has been annualized.

                                                 THE OAKMARK FAMILY OF FUNDS  53

The Oakmark Select Fund
           Financial Highlights


For a share outstanding throughout the period


                                                  Period Ended
                                                 April 30, 1997
-----------------------------------------------------------------
                                                  (Unaudited)
Net Asset Value, Beginning of Period                     $10.00
Income From Investment Operations:
 Net Investment Income (Loss)                             (0.01)
 Net Gains or Losses on Securities (both
  realized and unrealized)                                 2.26
                                                         ------
Total From Investment Operations:                          2.25
                                                         ------
Less Distributions:
 Dividends (from net investments income)                   0.00
 Distributions (from capital gains)                        0.00
                                                         ------
  Total Distributions                                      0.00
Net Asset Value, End of Period                           $12.25
                                                         ======

Total Return                                              22.50%
Ratios/Supplemental Data:
 Net Assets, End of Period ($million)                   $197.60
 Ratio of Expenses to Average net Assets (a)               1.22%
 Ratio of Net Income (Loss) to Average Net Assets (a)     -0.33%
 Portfolio Turnover Rate                                  42.62%
 Average Commission Rate Paid                           $0.0567

--------------------------------
(a) Ratios have been annualized.

54  THE OAKMARK FAMILY OF FUNDS

The Oakmark Small Cap Fund

     Financial Highlights

For a share outstanding throughout each period


                                                 Period Ended     Year Ended
                                                April 30, 1997  Oct. 31, 1996
     ------------------------------------------------------------------------
                                                 (Unaudited)
     Net Asset Value, Beginning                    $ 13.19         $ 10.00
     Income From Investment Operations:
       Net Investment Income (Loss)                  (0.00)          (0.02)
       Net Gains or Losses on Securities
        (both realized and unrealized)                1.98            3.21
                                                   -------         -------
     Total From Investment Operations:                1.98            3.19
     Less Distributions:
       Dividends (from net investment income)         0.00            0.00
       Distributions (from capital gains)             0.00            0.00
                                                   -------         -------
       Total Distributions                            0.00            0.00

     Net Asset Value, End of Period                $ 15.17         $ 13.19
                                                   =======         =======
     Total Return                                    15.01%          31.94%
     Ratios/Supplemental Data:
       Net Assets, End of Period ($million)        $ 622.8         $ 218.4
       Ratio of Expenses to Average Net
         Assets (a)                                   1.45%           1.61%
       Ratio of Net Income (Loss) to Average
         Net Assets (a)                               (.25%)          (.29%)
       Portfolio Turnover Rate                       25.06%          23.15%
       Average Commission Rate Paid                $0.0480         $0.0520

----------------
(a)  Ratios have been annualized.

                                                 The Oakmark Family of Funds  55

The Oakmark Balanced Fund

     Financial Highlights

For a share outstanding throughout each period


                                                  Period Ended    Year Ended
                                                 April 30, 1997  Oct. 31, 1996
     -------------------------------------------------------------------------
                                                  (Unaudited)
     Net Asset Value, Beginning of Period           $ 11.29         $ 10.00
     Income From Investment Operations:
       Net Investment Income                           0.15            0.10
       Net Gains or Losses on Securities (both
         realized and unrealized)                      0.97            1.19
                                                    -------         -------
     Total From Investment Operations:                 1.12            1.29
     Less Distributions:
       Dividends (from net investment income)         (0.12)           0.00
       Distributions (from capital gains)             (0.13)           0.00
                                                    -------         -------
     Total Distributions                              (0.25)           0.00

     Net Asset Value, End of Period                 $ 12.16         $ 11.29
                                                    =======         =======
     Total Return                                     10.09%          12.91%
     Ratios/Supplemental Data:
       Net Assets, End of Period ($million)         $ 20.16         $  13.8
       Ratio of Expenses to Average Net
         Assets (a)                                    1.50%           2.50%
       Ratio of Net Income to Average Net
         Assets (a)                                    2.91%           1.21%
       Portfolio Turnover Rate                        51.21%          66.35%
     Average Commission Rate Paid                   $0.0589         $0.0581

----------------
(a) If the fund paid all of its expenses and there had been no expense reimbursement by the investment adviser, for the period ended April 30, 1997 and the year ended October 31, 1996, the ratios of expenses to average net assets would have been 1.89% and 2.64% respectively, and the ratios of net income to average net assets would have been 2.52% and 1.08% respectively.


56  The Oakmark Family of Funds

The Oakmark International Fund
   Financial Highlights

For a share outstanding throughout each period

                                                                                      Year Ended October 31,
                                                   Period Ended    --------------------------------------------------------------
                                                  April 30, 1997       1996        1995          1994         1993       1992(a)
---------------------------------------------------------------------------------------------------------------------------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period                    $  14.92     $  12.97     $ 14.50      $  14.09      $  9.80     $ 10.00
Income From Investment Operations:
 Net Investment Income                                      0.11         0.09        0.30          0.21         0.06        0.26
 Net Gains or Losses on Securities
 (both realized and unrealized)                             2.18         2.90       (0.77)         0.43         4.48       (0.46)
                                                        --------     --------     -------      --------     --------    --------
 Total From Investment Operations:                          2.29         2.99       (0.47)         0.64         4.54        (0.2)

Less Distributions:
 Dividends (from net investment income)                    (0.16)        0.00        0.00          (.08)        (.25)         --
 Distributions (from capital gains)                         0.00        (1.04)      (1.06)        (0.15)          --          --
                                                        --------     --------     -------      --------     --------    --------
 Total Distributions                                       (0.16)       (1.04)      (1.06)        (0.23)        (.25)         --
                                                        --------     --------     -------      --------     --------    --------
Net Asset Value, End of Period                          $  17.05     $  14.92     $ 12.97      $  14.50     $  14.09    $   9.80
                                                        ========     ========     =======      ========     ========    ========

Total Return                                               15.51%       24.90%      (3.06%)        4.62%       47.49%     (22.81%)
Ratios/Supplemental Data:
 Net Assets, End of Period ($million)                   $1,488.5     $1,172.8      $819.7      $1,286.0     $  815.4    $   23.5
 Ratio of Expenses to Average Net Assets (b)                1.25%        1.32%       1.40%         1.37%        1.26%       2.04
 Ratio of Net Income to Average Net Assets (b)              1.99%        1.45%       1.40%         1.44%        1.55%      37.02%
 Portfolio Turnover Rate                                      31%          42%         26%           55%          21%          0
 Average Commission Rate Paid                           $ 0.0031     $ 0.0158
----------------------------------------------------------------------------------------------------------------------------------

(a) From  September 30, 1992, the date on which Fund shares were first offered for sale to the public.
(b) Ratios have been annualized.
                                                                                                     The Oakmark Family of Funds  57

The Oakmark Int'l Small Cap Fund
 Financial Highlights

For a share outstanding throughout each period

                                            Period Ended         Year Ended
                                           April 30, 1997      Oct. 31, 1996
------------------------------------------------------------------------------
                                            (Unaudited)
Net Asset Value, Beginning of Period           $ 11.41             $ 10.00
Income From Investment Operations:
  Net Investment Income                           0.03                0.04
  Net Gains or Losses on Securities (both
  realized and unrealized)                        0.70                1.37
                                               -------             -------
Total From Investment Operations:                 0.73                1.41
Less Distributions:
  Dividends (from net investment income)         (0.08)               0.00
  Distributions (from capital gains)             (0.36)               0.00
                                               -------             -------
Total Distributions                              (0.44)               0.00

Net Asset Value, End of Period                 $ 11.70             $ 11.41
                                               =======             =======
Total Return                                      6.51%              14.15%
Ratios/Supplemental Data:
  Net Assets, End of Period ($million)         $ 56.56             $  39.8
  Ratio of Expenses to Average Net Assets         1.96%               2.50% (a)
  Ratio of Net Income to Average Net Assets       0.48%               0.65% (a)
  Portfolio Turnover Rate                        33.70%              27.44%
Average Commission Rate Paid                   $0.0039             $0.0036

---------------------------------------------

(a) If the fund paid all of its expenses and there had been no expense reimbursement by the investment adviser, for the year ended October 31, 1996, the ratio of expenses to average net assets would have been 2.65% and the ratio of net income to average net assets would have been .50%.

58 The Oakmark Family of Funds

                       [Logo of Oakmark Family of Funds]














                                                  The Oakmark Family of Funds 59

                      [Logo of Oakmark Family of Funds]













60 The Oakmark Family of Funds

The Oakmark Family Of Funds

    Trustees and Officers

    Trustees
      Michael J. Friduss
      Thomas H. Hayden
      Christine M. Maki
      Victor A. Morgenstern
      Allan J. Reich
      Marv Rotter
      Burton W. Ruder
      Peter S. Voss
      Gary Wilner, M.D.

    Officers
      Victor A. Morgenstern--President
      Robert J. Sanborn--Executive Vice President
      David G. Herro--Vice President
      Clyde S. McGregor--Vice President
      William C. Nygren--Vice President
      Steven J. Reid--Vice President
      Michael J. Welsh--Assistant Vice President
      Donald Terao--Treasurer
      Anita M. Nagler--Secretary
      Ann W. Regan--Vice President--
       Shareholder Operations and Assistant Secretary
      Kristi L. Rowsell--Assistant Treasurer


Other Information

    Transfer Agent
      State Street Bank and Trust Company
      Attention: The Oakmark Family of Funds
      P.O. Box 8510
      Boston, Massachusetts 02266-8510

    Investment Adviser
      Harris Associates L.P.

    Legal Counsel
      Bell, Boyd & Lloyd
      Chicago, Illinois

    Independent Public Accountants
      Arthur Andersen LLP
      Chicago, Illinois

    Address of Funds and Adviser
      Two North LaSalle Street, Suite 500
      Chicago, Illinois 60602
      1-800-OAKMARK (1-800-625-6275)

    24-hour NAV hotline
      1-800-GROWOAK (1-800-476-9625)

    Web site
      www.oakmark.com



This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

[Logo of Oakmark Family of Funds]

HARRIS ASSOCIATES L.P.
2 NORTH LASALLE STREET
CHICAGO, IL 60602-3790